UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

DOLLAR TREE, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On March 8, 2022, Dollar Tree, Inc. (the “Company” or “Dollar Tree”) entered into a Stewardship Framework Agreement (the “Agreement”) with affiliates of Mantle Ridge LP, an investment fund, which has a combined beneficial ownership interest in approximately 5.7% of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Stock”).

The following is a summary of the material terms of the Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company established the position of Executive Chairman, with Richard W. Dreiling to be appointed as Executive Chairman as of the Board Reconstitution Time (as defined below).

As of the Board Reconstitution Time, (i) each of Bob Sasser, Arnold S. Barron, Gregory M. Bridgeford, Lemuel E. Lewis, Carrie A. Wheeler and Thomas E. Whiddon (the “Retiring Directors”) will retire from the Board of Directors of the Company (the “Board”), (ii) the size of the Board will be increased to 12 directors, (iii) each of Paul C. Hilal (the “MR Director”), Mr. Dreiling, Edward J. Kelly, III, Cheryl W. Grisé, Daniel J. Heinrich, Mary A. Laschinger, and Bertram L. Scott (collectively, the “New Directors”) will join the Board, with Messrs. Dreiling, Hilal, and Kelly to serve as Executive Chairman, Vice Chairman, and Lead Independent Director of the Board, respectively, and (iv) the Company will subsequently nominate each of the New Directors, as well as Michael A. Witynski, Thomas W. Dickson, Jeffrey G. Naylor, Winnie Y. Park and Stephanie P. Stahl (collectively, the “Continuing Directors”) (the “2022 Slate”) to stand for election at the 2022 annual meeting of shareholders of the Company (the “Annual Meeting”). The “Board Reconstitution Time” shall be 12:01 A.M., ET, on the first business day immediately following the date of the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending January 29, 2022 (the “10-K”) with the Securities and Exchange Commission (the “SEC”), and the Company has agreed to use its reasonable best efforts to file its 10-K by March 15, 2022, or as soon as practicable thereafter, with Mantle Ridge having the right to effect the Board Reconstitution Time prior to the filing of the Form 10-K if such 10-K is not filed by March 15, 2022.

Pursuant to the Agreement, if the MR Director or a New Director (other than the MR Director) cannot serve or ceases to serve on the Board during the term of the Agreement or prior to the Annual Meeting, respectively, the Mantle Ridge Group will have the right to designate a replacement, subject to certain conditions as set forth in the Agreement. There are also replacement provisions in the event that a Continuing Director ceases to serve or stand for election at the 2022 Annual Meeting.

The Agreement also provides for certain amendments of the governing documents of the Company, including the Amended By-Laws of the Company (the “Bylaws”) and the Corporate Governance Guidelines to address, among other things, the roles of Executive Chairman, Lead Independent Director and the Vice Chairman.

With respect to the Annual Meeting, the Mantle Ridge Group has agreed to cause all shares of Common Stock owned by it and its affiliates and which it has the right to direct the vote to (i) be present for quorum purposes and (ii) be voted in favor of the 2022 Slate and against the removal of any such director.

Pursuant the Agreement, the Company has also agreed to reconstitute the leadership and composition of committees of the Board as set forth in the Agreement, effective as of the Board Reconstitution Time, and to maintain such leadership at least until immediately prior to the 2023 annual meeting of stockholders. The Board will create a new Finance Committee and a Sustainability and Corporate Social Responsibility Committee (the “Sustainability and CSR Committee”). The Finance Committee is expected to have such responsibilities and authorities as the Board determines would be appropriate for such a committee. The Sustainability and CSR Committee is expected to have such responsibilities and authorities as the Board determines regarding the Company’s sustainability as currently set forth in the charter of the Nominating, Governance and Sustainability Committee (to be renamed the Nominating and Governance Committee, effective as of the Board Reconstitution Time) and regarding the Company’s human capital management and workplace environment and culture matters as currently set forth in the charter of the Compensation Committee.

If the Mantle Ridge Group’s economic interests in the Company drop below 5.0% of the outstanding Common Stock (excluding the effects of any issuance of shares or similar transaction that increases the number of outstanding shares of Common Stock) before the Annual Meeting, the MR Director shall tender his resignation. The Agreement further provides that, except for certain restrictions set forth in the Company’s insider trading policy, none of the restrictions in the Company’s policies applicable to Mr. Hilal or his successor as a director shall be deemed to apply to the Mantle Ridge Group’s transactions in the Company’s securities. The obligations under the Agreement will terminate upon the Mantle Ridge Group ceasing to have an economic ownership position of at least 2.0% of the outstanding Common Stock (excluding the effects of any issuance of shares or similar transaction that increases the number of outstanding shares of Common Stock), subject to certain specified obligations that will terminate at a later date.

Upon full effect of the Board Reconstitution Time, the Mantle Ridge Group will be deemed to have irrevocably withdrawn its previously submitted nomination notice.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Retirement of Certain Directors

In connection with entry into the Agreement, on March 8, 2022, each of the Retiring Directors tendered their retirements from the Board (and any Committees thereof), effective as of the Board Reconstitution Time. None of the Retiring Directors have retired as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Executive Chairman

On March 8, 2022, Mr. Dreiling, age 68, was appointed as Executive Chairman and as a director of the Company, effective as of the Board Reconstitution Time. Mr. Dreiling retired in June 2015 from Dollar General Corporation, the nation’s largest small-box discount retailer, as Chief Executive Officer, a position he held since January 2008. Mr. Dreiling served as Chairman of Dollar General Corporation from December 2008 until January 2016 and as Senior Advisor from June 2015 until January 2016. Before joining Dollar General, Mr. Dreiling served as Chief Executive Officer, President and a director of Duane Reade Holdings, Inc. and Duane Reade Inc., the largest drugstore chain in New York City, from November 2005 until January 2008, and as Chairman of Duane Reade from March 2005 until January 2008. Prior to that, Mr. Dreiling, beginning in July 2003, served as Executive Vice President-Chief Operating Officer of Longs Drug Stores Corporation, an operator of a chain of retail drug stores on the West Coast and Hawaii. From 2000 to 2003, Mr. Dreiling served as Executive Vice President-Marketing, Manufacturing and Distribution at Safeway, Inc., a food and drug retailer. Prior to that, Mr. Dreiling served from 1998 to 2000 as President of Vons, a southern California food and drug division of Safeway. Mr. Dreiling currently is a director at Aramark Corporation, where he serves on the Compensation and Human Resources Committee and the Nominating, Governance and Corporate Responsibility Committee; at Kellogg Company, where he serves on the Audit Committee and the Compensation and Talent Management Committee; at PulteGroup, Inc., where he chairs the Nominating and Governance Committee and serves on the Compensation and Management Development Committee; and at Lowe’s Companies, Inc., where he is the Lead Independent Director of the Board of Directors. Mr. Dreiling is a party to a consulting agreement (the “Consulting Agreement”) and an E&I Agreement (as defined below) with Mantle Ridge, both of which will terminate upon the Board Reconstitution Time.

Based on information provided to the Company, (i) there are no agreements, arrangements or understandings between Mr. Dreiling and any other persons, other than the Consulting Agreement, the E&I Agreement and the Agreement, pursuant to which he was appointed to the office described above and no family relationships among any of the Company’s directors or executive officers and Mr. Dreiling, and (ii) Mr. Dreiling does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Promptly following the Board Reconstitution Time, the Company, Mr. Dreiling and the Board (and the relevant Board committees) will work towards negotiating and finalizing an agreement with Mr. Dreiling for his service as Executive Chairman.

Appointment of Certain Directors

On March 8, 2022, Mr. Hilal, age 55, was appointed as Vice Chairman of the Board, effective as of the Board Reconstitution Time. In addition, Mr. Hilal was appointed as a member of the Compensation Committee, the Finance Committee and the Nominating, Governance and Sustainability Committee. Mr. Hilal is the Founder and Chief Executive Officer of Mantle Ridge, and oversees each of its related entities. Prior to founding Mantle Ridge, Mr. Hilal was a partner and senior investment professional at Pershing Square Capital Management, where he worked from 2006 to 2016. From 2012 to 2016, Mr. Hilal served as a director of Canadian Pacific Railway Limited, where he was Chair of the Management Resources and Compensation Committee and a member of the Finance Committee. Mr. Hilal currently serves on the board of Aramark Corporation, where he is Vice Chairman and serves on the Nominating, Governance and Corporate Responsibility Committee and the Compensation and Human Resources Committee, and CSX Corporation, where he is Vice Chairman and a member of the Executive Committee, Finance Committee and Governance and Corporate Responsibility Committee. Mr. Hilal also currently serves on the Board of Overseers of Columbia Business School and served until 2016 on the board of the Grameen Foundation, an umbrella organization that helps micro-lending and micro-franchise institutions empower the world’s poorest through financial inclusion and entrepreneurship. Mr. Hilal graduated from Harvard College and received his JD from Columbia Law School and his MBA from Columbia Business School.

Based on information provided to the Company: (i) there are no agreements, arrangements or understandings between Mr. Hilal and any other persons, other than the Agreement, pursuant to which he was appointed to the office described above and no family relationships among any of the Company’s directors or executive officers and Mr. Hilal and (ii) Mr. Hilal does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On March 8, 2022, Ms. Grisé, age 69, was appointed as a director of the Company, effective as of the Board Reconstitution Time. In addition, Ms. Grisé was appointed as Chair of the Compensation Committee and as a member of the Nominating, Governance and Sustainability Committee. Ms. Grisé has broad executive experience, having held a variety of senior leadership executive roles throughout her career at Northeast Utilities (a public utility holding company system), where she worked from 1998 to 2007. Most notably, Ms. Grisé was President of Northeast Utilities’ Utility Group and CEO of its electric and gas companies. Ms. Grisé is currently a director at ICF International, Inc., where she serves as chair of the Human Capital Committee and on the Governance and Nominating Committee; at PulteGroup, Inc., where she serves as chair of the Nominating and Governance Committee and on the Compensation and Management Development Committee; and at MetLife, Inc., where she is Lead Director, chair of the Compensation Committee and the Governance and Corporate Responsibility Committee, and serves on the Audit Committee.

On March 8, 2022, Mr. Heinrich, age 65, was appointed as a director of the Company, effective as of the Board Reconstitution Time. In addition, Mr. Heinrich was appointed as Chair of the Finance Committee and as a member of the Audit Committee. Mr. Heinrich has extensive executive-level financial knowledge and experience, having served in numerous senior financial executive roles, including most recently at The Clorox Company, from which he retired in 2011 and served as CFO. Before his time at The Clorox Company, Mr. Heinrich was at Transamerica Finance Corporation, where he worked from 1996 to 2001 and served as a senior executive and Treasurer. Prior to that, he was, from 1994 to 1996, Senior Vice President, Treasurer and Controller at Granite Management Company. Mr. Heinrich began his career as an auditor at Ernst & Young. He is currently a director at Lowe’s Companies, Inc., where he serves on the Compensation Committee and Technology Committee; at Ball Corporation, where he formerly chaired the Audit Committee and serves on the Compensation Committee; and at Aramark Corporation, where he Chairs the Audit Committee and serves on the Finance Committee.

On March 8, 2022, Mr. Kelly, age 68, was appointed as Lead Independent Director of the Board, effective as of the Board Reconstitution Time. In addition, Mr. Kelly was appointed as Chair of the Nominating, Governance and Sustainability Committee and as a member of the Finance Committee and Sustainability and CSR Committee. Mr. Kelly was chairman of Citigroup Inc.’s Institutional Clients Group from January 2011 until his retirement in July 2014. He served as chairman of Global Banking from April 2010 to January 2011, and as vice chairman of Citigroup from July 2009 to April 2010. Mr. Kelly also served as Citi’s chief financial officer from March through July 2009. Prior to his work as CFO, Kelly was head of Global Banking and before that president and chief executive officer of Citi Alternative Investments. He is currently a director of MetLife, Inc., where he serves on the Audit Committee and the Compensation Committee and chairs the Finance and Risk Committee, and Citizens Financial Group, where he serves on the Nominating and Corporate Governance Committee and the Compensation and Human Resources Committee.

On March 8, 2022, Ms. Laschinger, age 61, was appointed as a director of the Company, effective as of the Board Reconstitution Time. In addition, Ms. Laschinger was appointed as a member of the Compensation Committee and the Sustainability and CSR Committee. Ms. Laschinger has substantial experience as a senior executive at some of the largest companies in the United States. She served as the Chairman of the Board and CEO of Veritiv Corporation, a Fortune 500 company and a leading North American business-to-business distribution solutions company, from 2014 until her retirement in 2020. From 2010 to 2014, she was President of xpedx, LLC, and served in a senior executive role at International Paper Company from 2007 to 2014. Ms. Laschinger is currently a director at Newmont Corporation, and at Kellogg Company, where she is chair of the Compensation & Talent Management Committee and serves on the Audit Committee, the Executive Committee, the Manufacturing Committee, the Nominating & Governance Committee, and the Social Responsibility & Public Policy Committee.

On March 8, 2022, Mr. Scott, age 70, was appointed as a director of the Company, effective as of the Board Reconstitution Time. In addition, Mr. Scott was appointed as a member of the Audit Committee and the Sustainability and CSR Committee. Mr. Scott has substantial corporate governance experience and business expertise, specifically in the health care and financial services industries. He most recently served, from 2015 to 2020, as a senior executive at Novant Health. Before that, Mr. Scott was, from 2012 to 2015, President and CEO of Affinity Health Plan, and from 2010 to 2012 he was President of Cigna Corporation. Prior to his time at Cigna Corporation, Mr. Scott served from 2000 to 2010 in senior executive roles at TIAA-CREF. He currently is a director at AllianceBernstein, where he serves on the Compensation and Workplace Practices Committee; at Equitable, where he serves on the Audit Committee, Compensation Committee, Finance and Risk Committee, and Nominating and Corporate Governance Committee; at Lowe’s Companies, Inc., where he is chair of the Audit Committee and serves on the Nominating and Governance Committee; and at Becton, Dickinson and Company, where he is chair of the Audit Committee and serves on the Compensation and Management Development Committee.

Based on information provided to the Company: (i) there are no agreements, arrangements or understandings between any of Ms. Grisé, Mr. Heinrich, Mr. Kelly, Ms. Laschinger, or Mr. Scott, on the one hand, and any other persons, on the other hand, other than the E&I Agreement and the Agreement and no family relationships among any of the Company’s directors or executive officers and Ms. Grisé, Mr. Heinrich, Mr. Kelly, Ms. Laschinger, or Mr. Scott and (ii) these directors do not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K

Each of the New Directors (other than Mr. Hilal) entered into an Engagement and Indemnification Agreement (each, an “E&I Agreement”) with Mantle Ridge pursuant to which, among other things, Mantle Ridge agreed to pay each of the New Directors (other than Mr. Hilal) certain amounts, and reimburse them for expenses incurred, in connection with their time and efforts relating to potentially joining the Board. Pursuant to their terms, the E&I Agreements will automatically terminate upon the appointment of the New Directors to the Board.

In connection with the appointment of the New Directors to the Board, the New Directors (other than Mr. Dreiling) became eligible to participate in the Company’s director compensation policies and programs as adopted by the Board from time to time. The Company’s current non-employee director compensation program is described in the Company’s Definitive Proxy Statement for its 2021 annual meeting of stockholders, filed with the SEC on April 23, 2021. In addition, each of the New Directors will enter into a form of indemnification agreement with the Company.

Establishment of New Board Committees and Changes in Composition of Board Committees

In connection with the Board reconstitution, the Board approved appointments to the committees of the Board as follows, effective as of the Board Reconstitution Time: (i) Messrs. Heinrich and Scott and Ms. Park were appointed as members of the Audit Committee, with Mr. Naylor to serve as Chair; (ii) Mr. Hilal, Ms. Laschinger, Mr. Dickson and Ms. Park were appointed as members of the Compensation Committee, with Ms. Grisé to serve as Chair; and (iii) Mr. Hilal, Ms. Grisé, Ms. Stahl and Mr. Dickson were appointed as members of the Nominating, Governance and Sustainability Committee (to be renamed the Nominating and Governance Committee, effective as of the Board Reconstitution Time) with Mr. Kelly to serve as Chair. The Board’s committee framework will also be updated to include a Finance Committee and a Sustainability and CSR Committee, with appointments to such committees to be as follows: (i) Messrs. Hilal, Naylor and Kelly were appointed as members of the Finance Committee, with Mr. Heinrich to serve as Chair; and (ii) Mr. Kelly, Ms. Laschinger and Mr. Scott were appointed members of the Sustainability and CSR Committee, with Ms. Stahl to serve as Chair.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2022, the Board approved amendments to the Bylaws effective as of the Board Reconstitution Time, to, among other things, (i) set forth updated roles and responsibilities for the positions of Executive Chairman, Vice Chairman and Lead Independent Director, and (ii) increase the size of the Board to 12 members.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

Dollar Tree plans to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with its solicitation of proxies for the Annual Meeting. DOLLAR TREE STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY ARE FILED AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Dollar Tree with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Dollar Tree, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Dollar Tree stockholders in connection with the matters to be considered at the 2022 Annual Meeting. Information regarding the ownership of Dollar Tree’s directors and executive officers in Dollar Tree stock is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statements Regarding Forward-Looking Information

This communication may contain certain “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they address future events, developments and results and do not relate strictly to historical facts. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “view,” “target” or “estimate,” “may,” “will,” “should,” “predict,” “possible,” “potential,” “continue,” “strategy,” and similar expressions. Although Dollar Tree believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond Dollar Tree’s control). Moreover, new risks and uncertainties emerge from time to time and it is not possible for Dollar Tree to predict all risks and uncertainties that could have an impact on its forward-looking statements. More detailed information about these factors may be found in filings made by Dollar Tree with the SEC, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Dollar Tree is under no obligation to, and expressly disclaims any such obligation to, update or alter forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Dollar Tree, Inc.

10.1	Stewardship Framework Agreement, by and between Dollar Tree, Inc. and MR Cobalt Advisor LLC, on behalf of itself and its affiliates and associates, dated March 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.
(Registrant)

Date: March 8, 2022	By:	/s/ Michael A. Witynski
Name: Michael A. Witynski
Title: President and Chief Executive Officer

Exhibit 3.1

DOLLAR TREE, INC.

AMENDED AND RESTATED BY-LAWS

ARTICLE I.

OFFICES

The principal office of the Corporation shall be in the City of Chesapeake, Commonwealth of Virginia.

ARTICLE II.

STOCKHOLDERS

1.                 PLACE OF MEETING: Meetings of stockholders may be held at such place, if any, either within or without the Commonwealth of Virginia, as shall be approved by the Board of Directors and designated in the notice of the meeting. The Board of Directors may, in its sole discretion, determine that meetings of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with the Virginia Stock Corporation Act.

2.                 ANNUAL MEETING: The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time as the Board of Directors in its discretion determines.

3.                 SPECIAL MEETINGS: Unless otherwise provided by law, special meetings of the stockholders may be called only by the Board of Directors, the chairman of the Board or the chief executive officer of the Corporation, whenever deemed necessary.

4.                 NOTICES: Written notice by mail shall be given in accordance with Article VIII, Section 1, stating the place, if any, date and hour of a meeting of stockholders, the means of remote communication, if any, by which stockholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, to each stockholder of record entitled to vote at the meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, by or at the direction of the chief executive officer, the secretary, or the officer or persons calling the meeting. The notice shall be deemed to be given when it is deposited with postage prepaid in the United States mail addressed to the stockholder at the address as it appears on the stock transfer books of the Corporation. Notice of a meeting to act on an amendment of the Articles of Incorporation, a plan of merger, consolidation or share exchange, a proposed sale of all, or substantially all, of the Corporation’s assets, otherwise than in the usual and regular course of business, or the dissolution of the Corporation shall be given in the manner provided above not less than twenty-five (25) nor more than sixty (60) days before the date of the meeting. Such notice shall be accompanied, as appropriate, by a copy of the proposed amendment, plan of merger, consolidation, or exchange, or sale agreement.

Notwithstanding the foregoing, a written waiver of notice signed by the person or person entitled to such notice, either before or after the time stated therein, shall be equivalent to the giving of such notice. A stockholder who attends a meeting shall be deemed to have waived objection to lack of notice or defective notice of the meeting, unless at the beginning of the meeting he objects to holding the meeting or transacting business at the meeting.

5.                 ORGANIZATION AND ORDER OF BUSINESS:

(a)               At all meetings of the stockholders, the chairman of the Board of Directors, or in the absence of or at the election of the chairman of the Board, the vice chairman of the Board, or in the absence of or at the election of the vice chairman of the Board, the lead independent director, or in the absence of such officers, another independent director elected by the directors present at such meeting, shall act as chairman of the meeting. In the absence of all of the foregoing officers (or, if present, with their consent), a majority of the shares entitled to vote at such meeting may appoint any person to act as chairman of the meeting. The secretary of the Corporation or, in the secretary’s absence, an assistant secretary, shall act as secretary at all meetings of the stockholders. In the event that neither the secretary nor any assistant secretary is present, the chairman may appoint any person to act as secretary of the meeting.

(b)              The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the determination of the order of business, the establishment of procedures for the dismissal of business not properly presented, the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

(c)              At each annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. Business may only be properly brought before the meeting (1) by or at the direction of the Board of Directors or (2) by a stockholder of record of the Corporation who is entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 5. Subject to the rights of the holders of Preferred Stock, if any, only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. Notwithstanding the foregoing, this Section 5 does not apply to the procedures for the nomination and election of directors, which are exclusively governed by Article III, Section 3 hereof.

(d)              In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice must be given, either by personal delivery or by United States certified mail, postage prepaid, and received at the principal executive offices of the Corporation:

(1)               not less than one hundred twenty (120) days nor more than one hundred fifty (150) days before the first anniversary of the date of the Corporation’s proxy statement in connection with the last annual meeting of stockholders, or

(2)               if no annual meeting was held in the previous year or the date of the applicable annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, not less than ninety (90) days before the date of the applicable annual meeting.

(e)              A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

(1)               a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting;

(2)               as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(A)              the name and address, as they appear on the Corporation’s stock transfer books, of such stockholder proposing such business;

(B)               the name and address of such beneficial owner, if any;

(C)               a representation that such stockholder is a stockholder of record and intends to appear in person at such meeting to bring the business before the meeting specified in the notice;

(D)               the class and number of shares of stock of the Corporation beneficially owned, directly or indirectly, by the stockholder and by such beneficial owner, if any;

(E)               any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by the stockholder or the beneficial owner, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation;

(F)               any proxy, contract, arrangement, understanding, or relationship pursuant to which the stockholder has a right to vote any shares of any security of the Corporation;

(G)               any short interest in any security of the Corporation (for purposes of this Section 5, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security);

(H)               any rights to dividends on the shares of the Corporation owned beneficially by the stockholder or the beneficial owner, if any, that are separated or separable from the underlying shares of the Corporation;

(I)                 any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or the beneficial owner, if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

(J)               any performance-related fees (other than an asset-based fee) that the stockholder or the beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of the stockholder’s or the beneficial owner’s, if any, immediate family sharing the same household;

(3)               a description of all agreements, arrangements and understandings between the stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by the stockholder;

(4)               any other information relating to the stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations promulgated thereunder; and

(5)               any material interest of the stockholder or the beneficial owner, if any, in such business.

(f)                In addition, to be timely, the stockholder notice shall be supplemented or updated if necessary by the stockholder and beneficial owner, if any, so that the information shall be true and correct as of the record date of the applicable meeting and as of the date that is ten (10) business days prior to the meeting, including any adjournment thereof, and such supplement or update shall be delivered to the secretary not later than two (2) business days after each respective date.

(g)               Without limiting the foregoing provisions of this Section 5, a stockholder seeking to have a proposal included in the Corporation’s proxy statement shall also comply with all other applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 5. The secretary of the Corporation shall deliver each properly delivered stockholder’s notice that has been timely received to the Board of Directors or a committee designated by the Board of Directors for review.

(h)               Notwithstanding anything in these By-Laws to the contrary, with the exception of Article III, Section 3 hereof which shall govern nominations, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 5. The chairman of a meeting shall, if the facts warrant, determine that the business was not brought before the meeting in accordance with the procedures prescribed by this Section 5, declare such determination to the meeting and the business not properly brought before the meeting shall not be transacted.

(i)                Subject to Rule 14a-8 under the Exchange Act nothing in these By-Laws shall be construed to grant any stockholder the right to include or have disseminated or described in the Corporation’s proxy statement any such proposals. Nothing in these By-Laws or in this Section 5 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or any rights of the holders of any series of Preferred Stock if and to the extent provided for under law, the Articles of Incorporation or these By-Laws.

6.                VOTING: A stockholder may vote either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. No stockholder may authorize more than four (4) persons to act for him, and any proxy shall be delivered to the secretary of the meeting at or prior to the time designated by the chairman or in the order of business for so delivering such proxies. No proxy shall be valid after eleven (11) months from its date, unless otherwise provided in the proxy. Each holder of record of stock of any class shall, as to all matters in respect of which stock of such class has voting power, be entitled to such vote as is provided in the Articles of Incorporation for each share of stock of such class standing in his name on the books of the Corporation. Unless required by statute or determined by the chairman to be advisable, the vote on any questions need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting or by such stockholder’s proxy, if there be such proxy.

7.                INSPECTORS OF ELECTION: At every meeting of the stockholders for election of directors, the proxies shall be received and taken in charge, all ballots and votes cast at the meeting shall be received and counted, and all questions touching the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes shall be decided by one or more inspectors. Each inspector shall be appointed by the chairman of the meeting, shall be sworn faithfully to perform his or her duties and shall certify in writing to the returns. No candidate for election as director shall be appointed or act as inspector.

8.                QUORUM: At all meetings of the stockholders, unless a greater number of voting by classes is required by law, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. Treasury shares and shares held by a corporation of which the Corporation owns a majority of the shares entitled to vote for the directors thereof shall not be entitled to vote or to be counted in determining the total number of outstanding shares entitled to vote. Less than a quorum may adjourn. If a meeting is adjourned for lack of a quorum, any matter which might have properly come before the original meeting may come before the adjourned meeting when reconvened.

9.                 POSTPONEMENTS; ADJOURNMENTS; CANCELLATIONS: The postponement or adjournment of any meeting of the stockholders shall be held on such date and at such time as the Board of Directors in its discretion determines. The Board of Directors shall also have the power to cancel any special meeting of the stockholders that was called by the Board of Directors, the chairman of the Board or the chief executive officer of the Corporation.

10.               REMOTE COMMUNICATION: If authorized by the Board of Directors in its sole discretion, and subject to any guidelines and procedures as the Board of Directors may adopt, stockholders not physically present at a meeting of stockholders may, by means of remote communication:

(a)               participate in a meeting of stockholders; and

(b)               be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication,

provided that the Corporation shall implement reasonable measures to (i) verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, and (ii) provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings.

ARTICLE III.

DIRECTORS

1.                RESPONSIBILITY OF DIRECTORS: The affairs and business of the Corporation shall be under the management of its Board of Directors and such officers and agents as the Board of Directors may elect and employ.

2.                NUMBER OF DIRECTORS: The Board of Directors shall consist of twelve (12) directors. The Board of Directors shall have the power to amend this by-law to the extent permitted by law.

3.                NOMINATION AND ELECTION OF DIRECTORS:

(a)               At each annual meeting of stockholders, the stockholders entitled to vote shall elect the directors. Except as provided in Article III, Section 4 hereof, each director shall be elected by a vote of the majority of the votes cast with respect to the director nominee at a meeting of stockholders for the election of directors at which a quorum is present; provided, that if the number of director nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes cast in such election. For purposes of this Section 3, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.

(b)               Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (A) is a stockholder of record at the time of giving of notice of such special meeting and at the time of the special meeting, (B) is entitled to vote at the meeting, and (C) complies with the procedures set forth in this Section 3 as to such nomination.

(c)               No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in this Section 3. Nominations of persons for election to the Board of Directors may be made (1) by the Board of Directors or any committee designated by the Board of Directors or (2) by any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders who complies with the notice procedures set forth in this Section 3. The presiding officer of the applicable meeting of stockholders shall determine whether a nomination was made in accordance with this Section 3 and, if any proposed nomination is not in compliance with this Section 3, to declare that such defective nomination be disregarded. The presiding officer shall have sole authority to decide questions of compliance with the foregoing procedures, and his ruling shall be final.

(d)               For stockholder nominations to be properly brought before a stockholder meeting the nominating stockholder must have given to the secretary of the Corporation a timely written notice thereof containing the information set forth in this Section 3. To be timely, a stockholder’s notice must be given, either by personal delivery or by United States certified mail, postage prepaid, and received at the principal executive offices of the Corporation:

(1)               not less than one hundred twenty (120) days nor more than one hundred fifty (150) days before the first anniversary of the date of the Corporation’s proxy statement in connection with the last annual meeting of stockholders,

(2)               if no annual meeting was held in the previous year or the date of the applicable annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, not less than ninety (90) days before the date of the applicable annual meeting, or

(3)               with respect to any special meeting of stockholders called for the election of directors, not later than the close of business on the seventh (7th) day following the date on which notice of such meeting is first given to stockholders.

In no event shall any adjournment or postponement of a meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(e)               Each such stockholder’s notice shall set forth:

(1)               as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

(A)             the name and address, as they appear on the Corporation’s stock transfer books, of such stockholder;

(B)               the name and address of such beneficial owner, if any;

(C)              a representation that such stockholder is a stockholder of record and intends to appear in person at such meeting to nominate the person or persons specified in the notice;

(D)              the class and number of shares of stock of the Corporation beneficially owned, directly or indirectly, by the stockholder and by such beneficial owner, if any;

(E)               any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by the stockholder or the beneficial owner, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation;

(F)               any proxy, contract, arrangement, understanding, or relationship pursuant to which the stockholder has a right to vote any shares of any security of the Corporation;

(G)              any short interest in any security of the Corporation (for purposes of this Section 3 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security);

(H)              any rights to dividends on the shares of the Corporation owned beneficially by the stockholder or the beneficial owner, if any, that are separated or separable from the underlying shares of the Corporation;

(I)                any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or the beneficial owner, if any, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

(J)               any performance-related fees (other than an asset-based fee) that the stockholder or the beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of the stockholder’s or the beneficial owner’s, if any, immediate family sharing the same household;

(2)               as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors:

(A)             the name, age, business address and, if known, residence address of such person,

(B)              the principal occupation or employment of such person,

(C)              the class and number of shares of stock of the Corporation which are beneficially owned by such person,

(D)             all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and

(E)              a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(F)              a description of all agreements, arrangements and understandings between the stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the nomination by the stockholder;

(G)             any other information relating to the stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(H)             any material interest of the stockholder or the beneficial owner, if any, in such nomination.

(f)                In addition, to be timely, the stockholder notice shall be supplemented or updated if necessary by the stockholder and beneficial owner, if any, so that the information shall be true and correct as of the record date of the applicable meeting and as of the date that is ten (10) business days prior to the meeting, including any adjournment thereof, and such supplement or update shall be delivered to the secretary not later than two (2) business days after each respective date. For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 3(f) or any other Section of these By-Laws shall not be deemed to extend any applicable deadlines under these By-Laws, cure deficiencies in any notice of nominations or permit a change in the nominees or nominations proposed to be made at a meeting of stockholders.

(g)               The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(h)               Any person nominated for election as director by the Board of Directors or any committee designated by the Board of Directors shall, upon the request of the Board of Directors or such committee, furnish to the secretary of the Corporation all such information pertaining to such person that is required to be set forth in a stockholder’s notice of nomination.

(i)                 To be eligible to be a director of the Corporation, a person must deliver, prior to the time such person is to begin service as a director to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the secretary of the Corporation upon written request), and a written representation and agreement (in the form provided by the secretary of the Corporation upon written request) that such person (1) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (3) will abide by the requirements of the Corporate Governance Guidelines and any other policies applicable to the Corporation’s directors, including any resignation policy adopted by the Board of Directors in connection with majority voting, if applicable.

(j)                 Subject to the terms and conditions set forth in these By-Laws, the Corporation shall include in its proxy statement for annual meetings of stockholders subsequent to the 2017 annual meeting of stockholders, the name, together with the Required Information (as required below), of each qualifying person nominated for election (each, a “Stockholder Nominee”) to the Board of Directors by a stockholder or group of stockholders that satisfy the requirements of this Section 3(j), including without limitation qualifying as an Eligible Stockholder (as defined below) and that expressly elects at the time of providing the written notice required by this Section 3(j) (a “Proxy Access Notice”) to have its nominee included in the Corporation’s proxy statement pursuant to this Section 3(j).

(1)               For the purposes of this Section 3(j):

(A)             “Voting Stock” shall mean outstanding shares of stock of the Corporation entitled to vote generally for the election of directors as required by the Articles of Incorporation.

(B)              “Constituent Holder” shall mean any stockholder, fund included within a Qualifying Fund (as defined below) or beneficial holder whose stock ownership is counted for the purposes of qualifying as holding the Proxy Access Required Shares (as defined below) or qualifying as an Eligible Stockholder (as defined below);

(C)              “affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), provided, however, the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership; and

(D)             a stockholder (including any Constituent Holder) shall be deemed to own only those outstanding shares of Voting Stock as to which the stockholder itself (or such Constituent Holder itself) possesses both (a) the full voting and investment rights and (b) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The number of shares calculated in accordance with the foregoing clauses (a) and (b) shall be deemed not to include (and to the extent any of the following arrangements have been entered into by affiliates of the stockholder (or of any Constituent Holder), shall be reduced by) any shares (x) sold by such stockholder or Constituent Holder (or any of either’s affiliates) in any transaction that has not been settled or closed, including any short sale, (y) borrowed by such stockholder or Constituent Holder (or any of either’s affiliates) for any purposes or purchased by such stockholder or Constituent Holder (or any of either’s affiliates) pursuant to an agreement to resell, or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or Constituent Holder (or any of either’s affiliates), whether any such instrument or agreement is to be settled with shares, cash or other consideration, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future, such stockholder’s or Constituent Holder’s (or either’s affiliate’s) full right to vote or direct the voting of any such shares, and/or (ii) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder or Constituent Holder (or either’s affiliate). A stockholder (including any Constituent Holder) shall be deemed to own shares held in the name of a nominee or other intermediary so long as the stockholder itself (or such Constituent Holder itself) retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. For purposes of this Section 3(j), a stockholder’s (including any Constituent Holder’s) ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares so long as such stockholder retains the power to recall such shares on no greater than five (5) business days’ notice and has recalled such loaned shares as of the record date of the annual meeting of stockholders (and holds any voting power over such shares) or has delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement, so long as such delegation is revocable at any time by the stockholder.

(2)               For purposes of this Section 3(j), the “Required Information” that the Corporation will include in its proxy statement is (A) the information concerning the Stockholder Nominee and the Eligible Stockholder that the Corporation determines is required to be disclosed in the Corporation’s proxy statement by the regulations promulgated under the Exchange Act; and (B) if the Eligible Stockholder so elects, a Statement (as defined below). The Corporation shall also include the name of the Stockholder Nominee in its proxy card. Any other provision of these By-Laws notwithstanding, the Corporation may in its sole discretion solicit against, and include in the proxy statement its own statement(s) or other information relating to, any Eligible Stockholder and/or Stockholder Nominee, including any information provided to the Corporation with respect to the foregoing.

(3)               To be timely, a stockholder’s Proxy Access Notice must be received by the secretary of the Corporation at the principal executive offices of the Corporation within the time periods applicable to stockholder nominations pursuant to Section 3(d). Neither an adjournment nor a postponement of an annual meeting (or an announcement thereof) shall begin a new time period for delivering a Proxy Access Notice.

(4)               The maximum number of Stockholder Nominees (including Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation’s proxy statement pursuant to this Section 3(j) but are either subsequently withdrawn or that the Board of Directors decides to nominate as Board of Directors’ nominees or otherwise appoint to the Board of Directors) appearing in the Corporation’s proxy statement pursuant to this Section 3(j) with respect to an annual meeting of stockholders shall not exceed the greater of (x) two (2) directors or (y) the largest whole number that does not exceed twenty per cent (20%) of the number of directors in office as of the last day on which a Proxy Access Notice may be delivered in accordance with the procedures set forth in this Section 3(j) (such greater number, the “Permitted Number”); provided, however, that the Permitted Number shall be reduced by:

(A)             the number of directors in office or director candidates for whom access to the Corporation’s proxy statement was previously provided pursuant to this Section 3(j), other than (x) any such director referred to in this clause (A) whose term of office will expire at such annual meeting and who is not seeking (or agreeing) to be nominated at such meeting for another term of office and (y) any such director who at the time of such annual meeting will have served as a director continuously as a nominee of the Board of Directors for at least two (2) successive annual terms;

(B)              the number of such director candidates for which the Corporation shall have received one or more stockholder notices nominating director candidates pursuant to Section 3(d), provided, however, the reduction provided for in this subsection (B) shall not apply if its application would reduce the Permitted Number below one (1); and

(C)              the number of directors in office or director candidates that in either case were elected or appointed to the Board of Directors or will be included in the Corporation’s proxy statement with respect to such annual meeting as an unopposed (by the Corporation) nominee, pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of Voting Stock, by such stockholder or group of stockholders, from the Corporation), other than (x) any such director referred to in this clause (C) whose term of office will expire at such annual meeting and who is not seeking (or agreeing) to be nominated at such meeting for another term of office and (y) any such director who at the time of such annual meeting will have served as a director continuously as a nominee of the Board of Directors for at least two (2) successive annual terms; provided, further, in the event the Board of Directors resolves to reduce the size of the Board of Directors effective on or prior to the date of the annual meeting, the Permitted Number shall be calculated based on the number of directors in office as so reduced. An Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy statement pursuant to this Section 3(j) shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy statement and include such specified rank in its Proxy Access Notice. If the number of Stockholder Nominees pursuant to this Section 3(j) for an annual meeting of stockholders exceeds the Permitted Number, then the highest ranking qualifying Stockholder Nominee from each Eligible Stockholder will be selected by the Corporation for inclusion in the proxy statement until the Permitted Number is reached, going in order of the amount (largest to smallest) of the ownership position as disclosed in each Eligible Stockholder’s Proxy Access Notice. If the Permitted Number is not reached after the highest ranking Stockholder Nominee from each Eligible Stockholder has been selected, this selection process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(5)               An “Eligible Stockholder” is one or more stockholders of record who own and have owned, or are acting on behalf of one or more beneficial owners who own and have owned (in each case as defined above), in each case continuously for at least three (3) years as of both the date that the Proxy Access Notice is received by the Corporation pursuant to this Section 3(j), and as of the record date for the determination of stockholders entitled to notice and to vote at the annual meeting, at least three per cent (3%) of the aggregate voting power of the Voting Stock (the “Proxy Access Request Required Shares”), and who continue to own the Proxy Access Request Required Shares at all times between the date such Proxy Access Notice is received by the Corporation and the date of the applicable annual meeting, provided that the aggregate number of stockholders, and if and to the extent that a stockholder is acting on behalf of one or more beneficial owners, of such beneficial owners, whose stock ownership is counted for the purpose of satisfying the foregoing ownership requirement shall not exceed twenty (20). Two (2) or more funds that are part of the same family of funds by virtue of being under common management and investment control, under common management and sponsored primarily by the same employer or a “group of investment companies” (as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended) (a “Qualifying Fund”) shall be treated as one stockholder for the purpose of determining the aggregate number of stockholders in this subsection (5), provided that each fund included within a Qualifying Fund otherwise meets the requirements set forth in this Section 3(j). No shares may be attributed to more than one group constituting an Eligible Stockholder under this Section 3(j) and no stockholder may be a member of more than one group constituting an Eligible Stockholder. A record holder acting on behalf of one or more beneficial owners will not be counted separately as a stockholder with respect to the shares owned by beneficial owners on whose behalf such record holder has been directed in writing to act, but each such beneficial owner will be counted separately, subject to the other provisions of this subsection (5), for purposes of determining the number of stockholders whose holdings may be considered as part of an Eligible Stockholder’s holdings. Proxy Access Request Required Shares will qualify as such if and only if the beneficial owner of such shares as of the date of the Proxy Access Notice has itself individually beneficially owned such shares continuously for the three (3)-year period ending on that date and through the other applicable dates referred to above (in addition to the other applicable requirements being met).

(6)             No later than the final date when a Proxy Access Notice pursuant to this Section 3(j) may be timely delivered to the secretary, an Eligible Stockholder (including each Constituent Holder) must provide the information required by Section 3(e) to the secretary of the Corporation and also provide the following information in writing to the secretary:

(A)           with respect to each Constituent Holder, the name and address of, and number of shares of Voting Stock owned by, such person;

(B)            one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three (3)-year holding period) verifying that, as of a date within seven (7) calendar days prior to the date the Proxy Access Notice is delivered to the Corporation, such person owns, and has owned continuously for the preceding three (3) years, the Proxy Access Request Required Shares, and such person’s agreement to provide:

a.                   within ten (10) days after the record date of the annual meeting, written statements from the record holder and intermediaries verifying such person’s continuous ownership of the Proxy Access Request Required Shares through the record date, together with any additional information reasonably requested to verify such person’s ownership of the Proxy Access Request Required Shares; and

b.                  immediate notice if the Eligible Stockholder ceases to own any of the Proxy Access Request Required Shares prior to the date of the applicable annual meeting of stockholders;

(C)          a representation that such person:

a.                   acquired the Proxy Access Request Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have any such intent;

b.                  has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 3(j);

c.                   has not engaged and will not engage in, and has not been and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the Corporation in support of the election of any individual as a director at the annual meeting other than in support of its Stockholder Nominee(s) or a nominee of the Board of Directors;

d.                  will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation; and

e.                   will provide facts, statements and other information in all communications with the Corporation and its stockholders that are and will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and will otherwise comply with all applicable laws, rules and regulations in connection with any actions taken pursuant to this Section 3(j);

(D)           in the case of a nomination by a group of stockholders that together is such an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

(E)          an undertaking that such person agrees to:

a.                   assume all liability stemming from, and indemnify and hold harmless the Corporation and its affiliates and each of its and their directors, officers, and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or its affiliates or any of its or their directors, officers or employees arising out of any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation, in each case in connection with or relating to the nomination of, or efforts to elect, the Stockholder Nominee;

b.                  promptly provide to the Corporation such other information as the Corporation may reasonably request; and

c.                  file with the Securities and Exchange Commission any solicitation by the Eligible Stockholder of stockholders of the Corporation relating to the annual meeting at which the Stockholder Nominee will be nominated.

In addition, no later than the final date when a Proxy Access Notice pursuant to this Section 3(j) may be timely delivered to the secretary, a Qualifying Fund whose stock ownership is counted for purposes of qualifying as an Eligible Stockholder must provide to the secretary of the Corporation documentation reasonably satisfactory to the Board of Directors that demonstrates that the funds included within the Qualifying Fund satisfy the definition thereof. In order to be considered timely, any information required by this Section 3(j) to be provided to the Corporation must be further updated and supplemented (through receipt by the secretary) if necessary so that the information shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and the secretary must receive, at the principal executive offices of the Corporation, such update and supplement not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof.

(7)               The Eligible Stockholder may provide to the secretary, at the time the information required by this Section 3(j) is originally provided, a single written statement for inclusion in the Corporation’s proxy statement for the annual meeting, not to exceed five hundred (500) words per Stockholder Nominee, in support of the candidacy of such Eligible Stockholder’s Stockholder Nominee(s) (the “Statement”). Notwithstanding anything to the contrary contained in this Section 3(j), the Corporation may omit from its proxy statement any information or Statement that it, in good faith, believes is materially false or misleading, omits to state any material fact, directly or indirectly without factual foundation impugns the character, integrity or personal reputation of or makes charges concerning improper, illegal or immoral conduct or associations with respect to any person or would violate any applicable law or regulation.

(8)               No later than the final date when a Proxy Access Notice pursuant to this Section 3(j) may be timely delivered to the secretary, each Stockholder Nominee must provide to the secretary the information required in Section 3(e), a completed and executed questionnaire, representation and agreement as required by Section 3(i), and also:

(A)             provide an executed agreement, in a form deemed satisfactory by the Board of Directors or its designee (which form shall be provided by the Corporation reasonably promptly upon written request of a stockholder), that such Stockholder Nominee consents to being named in the Corporation’s proxy statement and form of proxy card (and will not agree to be named in any other person’s proxy statement or form of proxy card with respect to the Corporation) as a nominee and to serving as a director of the Corporation if elected and that such Stockholder Nominee will promptly provide to the Corporation such other information as the Corporation may reasonably request; and

(B)            provide such additional information as necessary to permit the Board of Directors to determine if any of the matters referred to in subsection (10) below apply and to determine if such Stockholder Nominee has any direct or indirect relationship with the Corporation other than those relationships that have been deemed categorically immaterial pursuant to the Corporation’s Corporate Governance Guidelines or is or has been subject to any event specified in Item 401(f) of Regulation S-K (or successor rule) of the Securities and Exchange Commission.

In the event that any information or communications provided by the Eligible Stockholder (or any Constituent Holder) or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the secretary of any defect in such previously provided information and of the information that is required to correct any such defect; it being understood for the avoidance of doubt that providing any such notification shall not be deemed to cure any such defect or limit the remedies (including without limitation under these By-Laws) available to the Corporation relating to any such defect.

Any proposed Stockholder Nominee shall also furnish any information, in addition to that required above, to the Corporation as it may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee or as otherwise requested pursuant to Section 3(g).

(9)          Any Stockholder Nominee who is included in the Corporation’s proxy statement for a particular annual meeting of stockholders, but subsequently is determined not to satisfy the eligibility requirements of this Section 3(j) or any other provision of these By-Laws, the Articles of Incorporation or other applicable regulation any time before the annual meeting of stockholders, will not be eligible for election at the relevant annual meeting of stockholders.

(10)       The Corporation shall not be required to include, pursuant to this Section 3(j), a Stockholder Nominee in its proxy statement for any annual meeting of stockholders, or if the proxy statement already has been filed, to allow the nomination (or vote with respect to) a Stockholder Nominee (and may declare such nomination ineligible), notwithstanding that proxies in respect of such vote may have been received by the Corporation:

(A)           who is not independent under the listing standards of the principal United States exchange upon which the common stock of the Corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Corporation’s directors or who is not a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule) or who is not an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision), in each case as determined by the Board of Directors;

(B)          whose service as a member of the Board of Directors would violate or cause the Corporation to be in violation of these By-Laws, the Articles of Incorporation, the rules and listing standards of the principal United States exchange upon which the common stock of the Corporation is traded, or any applicable law, rule or regulation;

(C)          who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, or who is a subject of a pending criminal proceeding (other than in connection with traffic violations and other similar minor offenses), has been convicted in a criminal proceeding within the past ten (10) years or is subject to an order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act;

(D)          if the Eligible Stockholder (or any Constituent Holder) or applicable Stockholder Nominee otherwise breaches or fails to comply in any material respect with its obligations pursuant to this Section 3(j) or any agreement, representation or undertaking required by this Section 3(j); or

(E)          if the Eligible Stockholder ceases to be an Eligible Stockholder for any reason, including but not limited to not owning the Proxy Access Request Required Shares through the date of the applicable annual meeting.

(k)              Except as provided in Section 3(j) of this Article, nothing in these By-Laws shall be construed to grant any stockholder the right to include or have disseminated or described in the Corporation’s proxy statement any such nomination of director or directors. Nothing in these By-Laws shall be deemed to affect any rights of the holders of any series of Preferred Stock if and to the extent provided for under law, the Articles of Incorporation or these By-Laws.

4.                DIRECTORS’ TERMS: No decrease in the number of directors shall have the effect of changing the term of any incumbent director. Unless a director resigns or is removed by no less than a majority of the votes of all shares entitled to be cast at an election of directors as required by the Articles of Incorporation, every director shall hold office for the term elected or until a successor shall have been elected. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors.

5.                DIRECTORS’ MEETINGS: The annual meeting of the directors shall be held immediately after the annual meeting of the stockholders. The Board of Directors, as soon as may be convenient after the annual meeting of the stockholders at which such directors are elected, shall elect the officers of the Corporation as provided in Article V, Section 2 hereof. Special meetings may be called by any director by giving notice of the time and place in accordance with Section 7 of this Article. Meetings of the Board of Directors (or any committee of the Board) may be held by telephone or similar communication equipment whereby all persons participating in the meeting can hear each other, at such time as may be prescribed, upon call of any director.

6.                QUORUM AND MANNER OF ACTING: Except where otherwise provided by law, a quorum shall be a majority of the directors, and the act of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of those present may adjourn the meeting from time to time until a quorum be had. Notice of any such adjourned meeting need not be given. Action may be taken by the directors or a committee of the Board of Directors without a meeting if a written consent setting forth the action, shall be signed by all of the directors or committee members either before or after such action. Such consent shall have the same force and effect as a unanimous vote.

7.                NOTICE OF MEETING: At the annual meeting of the Board of Directors each year and at any meeting thereafter, the Board shall designate the dates, times and places of regular meetings of the Board for the ensuing calendar year, and no notice of any kind need be given thereafter with respect to such regular meetings. Notice of any special meeting of the Board shall be by oral (in person or by telephone), electronic or written notice duly given to each director not less than twenty-four (24) hours before the date of the proposed meeting.

8.                WAIVER OF NOTICE: Whenever any notice is required to be given to a director of any meeting for any purpose under the provisions of law, the Articles of Incorporation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, either before or after the time stated therein, shall be equivalent to the giving of such notice. A director’s attendance at or participation in a meeting waives any required notice to him of the meeting unless he at the beginning of the meeting or promptly upon his arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

9.               COMPENSATION: Directors shall not receive a stated salary for their services, but directors may be paid a fixed sum and expenses for attendance at any regular or special meeting of the Board of Directors or any meeting of any committee and such other compensation as the Board of Directors shall determine. A director may serve or be employed by the Corporation in any other capacity and receive compensation therefor.

10.             DIRECTOR EMERITUS: The Board may appoint to the position of Director Emeritus any retiring director who has served not less than three (3) years as a director of the Corporation. Such person so appointed shall have the title of “Director Emeritus” and shall be entitled to receive notice of, and to attend all meetings of the Board, but shall not in fact be a director, shall not be entitled to vote, shall not be counted in determining a quorum of the Board and shall not have any of the duties or liabilities of a director under law.

11.             COMMITTEES: In addition to the executive committee authorized by Article IV of these By-Laws, other committees, consisting of two (2) or more directors, may be designated by the Board of Directors by a resolution adopted by the greater number of a majority of all directors in office at the time the action is being taken or the number of directors required to take action under Article III, Section 6 hereof. Any such committee, to the extent provided in the resolution of the Board of Directors designating the committee, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except as limited by law.

ARTICLE IV.

EXECUTIVE COMMITTEE

1.                  HOW CONSTITUTED AND POWERS: The Board of Directors, by resolution adopted pursuant to Article III, Section 11 hereof, may designate, in addition to the chairman of the Board of Directors, one or more directors to constitute an executive committee, who shall serve during the pleasure of the Board of Directors. The executive committee, to the extent provided in such resolution and permitted by law, shall have and may exercise all of the authority of the Board of Directors.

2.                  ORGANIZATION, ETC.: The executive committee may choose a chairman and secretary. The executive committee shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.

3.                  MEETINGS: Meetings of the executive committee may be called by any member of the committee. Notice of each such meeting, which need not specify the business to be transacted thereat, shall be mailed to each member of the committee, addressed to his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held or shall be sent to such place by telegraph, telex or telecopy or be delivered personally or by telephone, not later than the day before the day on which the meeting is to be held.

4.                  QUORUM AND MANNER OF ACTING: A majority of the executive committee shall constitute a quorum for transaction of business, and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the executive committee. The members of the executive committee shall act only as a committee, and the individual members shall have no powers as such.

5.                  REMOVAL: Any member of the executive committee may be removed, with or without cause, at any time, by the Board of Directors.

6.                  VACANCIES: Any vacancy in the executive committee shall be filled by the Board of Directors.

ARTICLE V.

OFFICERS

1.                  NUMBER: The officers of the Corporation shall be a chairman of the Board of Directors, a president and chief executive officer, a vice chairman of the Board of Directors, one or more vice presidents (one or more of whom may be designated executive vice president or senior vice president), a chief financial officer, a treasurer, a controller, a secretary, one or more assistant treasurers, assistant controllers and assistant secretaries and such other officers as may from time to time be chosen by the Board of Directors. Any two or more offices may be held by the same person. The Board of Directors, in its discretion, may also designate “chief officers” of certain functions in addition to chief executive officer and chief financial officer, and such officers shall be deemed to be vice presidents for purposes of these By-Laws.

2.                  ELECTION, TERM OF OFFICE AND QUALIFICATIONS: All officers of the Corporation shall be chosen annually by the Board of Directors, and each officer shall hold office until his successor shall have been duly chosen and qualified or until he shall resign or shall have been removed in the manner hereinafter provided. The chairman of the Board of Directors, the chief executive officer, and the vice chairman of the Board of Directors shall be chosen from among the directors.

3.                  VACANCIES: If any vacancy shall occur among the officers of the Corporation, such vacancy shall be filled by the Board of Directors.

4.                  OTHER OFFICERS, AGENTS AND EMPLOYEES – THEIR POWERS AND DUTIES: The Board of Directors may from time to time appoint such other officers as the Board of Directors may deem necessary, to hold office for such time as may be designated by it or during its pleasure, and the Board of Directors or the chairman of the Board of Directors may appoint, from time to time, such agents and employees of the Corporation as may be deemed proper, and may authorize any officers to appoint and remove agents and employees. The Board of Directors or the chairman of the Board of Directors may from time to time prescribe the powers and duties of such other officers, agents and employees of the Corporation.

5.                  REMOVAL: Any officer, agent or employee of the Corporation may be removed, either with or without cause, by a vote of a majority of the Board of Directors or, in the case of any agent or employee not appointed by the Board of Directors, by a superior officer upon whom such power of removal may be conferred by the Board of Directors or the chairman of the Board of Directors.

6.                  CHAIRMAN OF THE BOARD OF DIRECTORS: The chairman of the Board of Directors shall preside at meetings of the stockholders and of the Board of Directors and shall be a member of the executive committee. If the Corporation designates the chairman as an executive chairman, the executive chairman shall be the senior-most executive of the Corporation and the chief executive officer shall report to the executive chairman. The executive chairman shall be responsible for such management and control of the business and affairs of the Corporation as shall be determined by the Board of Directors. The chairman of the Board shall, in consultation with the vice chairman of the Board and, if one exists, the lead independent director, determine the agenda, schedule and meeting materials for meeting of the Board of Directors and guide Board discussions and facilitate discussions between the Board of Directors and management, and interact with analysts, investors, employees and other key constituents. He shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall from time to time report to the Board of Directors on matters within his knowledge which the interests of the Corporation may require be brought to its notice. The chairman of the Board shall keep the vice chairman and, if one exists, the lead independent director, of the Board informed, and shall consult with the vice chairman and, if one exists, the lead independent director, as to material internal and external discussions the chairman has, and material developments the chairman learns, about the Corporation and the Board of Directors. He shall do and perform such other duties from time to time as may be assigned to him by the Board of Directors.

7.                  CHIEF EXECUTIVE OFFICER: In the absence of the chairman, the vice chairman of the Board of Directors and the lead independent director, the chief executive officer shall preside at meetings of the Board of Directors. The chief executive officer shall be responsible to the chairman of the Board of Directors and, subject to the chairman, shall be responsible for the general management and control of the business and affairs of the Corporation and shall devote himself to the Corporation’s operations under the basic policies set by the Board of Directors. He shall from time to time report to the chairman on matters within his knowledge which the interests of the Corporation may require be brought to the chairman’s notice. In the absence of the chairman and the vice chairman of the Board of Directors, he shall have all of the powers and the duties of the chairman of the Board of Directors. He shall do and perform such other duties from time to time as may be assigned to him by chairman.

8.                  PRESIDENT: The president shall perform such duties and have such powers relative to the business and affairs of the Corporation as may be assigned to him by the Board of Directors. The offices of president and chief executive officer may be held by the same or separate persons, each having the powers and duties hereunder as determined by the Board of Directors. In the event that such offices are held by separate persons, the chief executive officer shall be the more senior ranked officer with respect to exercising the powers and duties under these By-Laws.

9.                  VICE CHAIRMAN OF THE BOARD OF DIRECTORS: The Board of Directors shall designate a vice chairman of the Board of Directors. In the absence or inability to act of the chairman of the Board of Directors, the vice chairman of the Board of Directors shall preside at meetings of the stockholders and of the Board of Directors and shall have the powers and discharge the duties of the chairman of the Board of Directors; provided, that the vice chairman may, at his election, designate the lead independent director to preside at such meetings and discharge such duties. The vice chairman of the Board of Directors shall be responsible to the chairman of the Board of Directors. The vice chairman of the Board of Directors shall from time to time report to the chairman of the Board of Directors on matters within his knowledge which the interests of the Corporation may require be brought to his notice. The vice chairman shall keep the chairman informed, and shall consult with the chairman as to material internal and external discussions the vice chairman has, and material developments the vice chairman learns, about the Corporation and the Board of Directors. The vice chairman shall consult with, advise and assist the chairman in the performance of the duties of the chairman. The vice chairman shall provide input on the agenda, schedules and meeting materials for meetings with the Board of Directors; assist in guiding board discussions and in consultation with the chairman, facilitate communication between the Board of Directors and management; and in consultation with the chairman, interact with analysts, investors, employees and other key constituents.

10.              VICE PRESIDENTS: The vice presidents of the Corporation shall assist the chairman of the Board of Directors, chief executive officer, the president and the vice chairman of the Board of Directors in carrying out their respective duties and shall perform those duties which may from time to time be assigned to them.

11.              TREASURER: The treasurer shall have charge of the funds, securities, receipts and disbursements of the Corporation. He shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as the Board of Directors may from time to time designate. He shall render to the Board of Directors, the chairman of the Board of Directors, the chief executive officer, the president, the vice chairman of the Board of Directors, and the chief financial officer, whenever required by any of them, an account of all of his transactions as treasurer. If required, he shall give a bond in such sum as the Board of Directors may designate, conditioned upon the faithful performance of the duties of his office and the restoration to the Corporation at the expiration of his term of office or in case of his death, resignation or removal from office, of all books, papers, vouchers, money or other property of whatever kind in his possession or under his control belonging to the Corporation. He shall perform such other duties as from time to time may be assigned to him.

12.              ASSISTANT TREASURERS: In the absence or disability of the treasurer, one or more assistant treasurers shall perform all the duties of the treasurer and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the treasurer. Each assistant treasurer shall also perform such other duties as from time to time may be assigned to him.

13.              SECRETARY: The secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors in a book or books kept for that purpose and shall be responsible for authenticating records of the Corporation. He shall keep in safe custody the seal of the Corporation, and shall affix such seal to any instrument requiring it. The secretary shall have charge of such books and papers as the Board of Directors may direct. He shall attend to the giving and serving of all notices of the Corporation and shall also have such other powers and perform such other duties as pertain to his office, or as the Board of Directors, the chairman of the Board of Directors, the chief executive officer, the president or the vice chairman of the Board of Directors may from time to time prescribe.

14.              ASSISTANT SECRETARIES: In the absence or disability of the secretary, one or more assistant secretaries shall perform all of the duties of the secretary and, when so acting, shall have all of the powers of, and be subject to all the restrictions upon, the secretary. Each assistant secretary shall also perform such other duties as from time to time may be assigned to him.

15.              CONTROLLER: The controller shall be administrative head of the controller’s department. He shall be in charge of all functions relating to accounting and the preparation and analysis of budgets and statistical reports and shall establish, through appropriate channels, recording and reporting procedures and standards pertaining to such matters. He shall report to the chief financial officer and shall aid in developing internal corporate policies whereby the business of the Corporation shall be conducted with the maximum safety, efficiency and economy, and he shall be available to all departments of the Corporation for advice and guidance in the interpretation and application of policies which are within the scope of his authority. He shall perform such other duties as from time to time may be assigned to him.

16.              ASSISTANT CONTROLLERS: In the absence or disability of the controller, one or more assistant controllers shall perform all of the duties of the controller and, when so acting, shall have all of the powers of, and be subject to all the restrictions upon, the controller. Each assistant controller shall also perform such other duties as from time to time may be assigned to him.

17.              LEAD INDEPENDENT DIRECTOR: In the event that the chairman of the Board of Directors is not an independent director, the Board of Directors may designate a lead independent director. The lead independent director shall have the powers and duties hereunder as determined by the Board of Directors from time to time, including any such authorities as may be established under the Corporate Governance Guidelines. In the absence or inability to act of the chairman and vice chairman of the Board of Directors or if designated by the vice chairman in accordance with these By-Laws, the lead independent director shall preside at meetings of the stockholders and of the Board of Directors and shall have the powers and discharge the duties of the chairman of the Board of Directors. The lead independent director shall confer regularly with the chairman of the Board of Directors, the vice chairman of the Board of Directors and the chief executive officer as to material internal and external discussions the lead independent director has, and material developments the lead independent director learns, about the Corporation and the Board of Directors. The lead independent director shall set the agenda for and preside over executive sessions of solely independent directors, and shall have the power to call meetings of the independent directors.

ARTICLE VI.

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

1.                  CONTRACTS: The chairman of the Board of Directors, the chief executive officer, the president, the vice chairman of the Board of Directors, any vice president, the treasurer and such other persons as the chairman of the Board of Directors may authorize shall have the power to execute any contract or other instrument on behalf of the Corporation; no other officer, agent or employee shall, unless otherwise provided in these By-Laws, have any power or authority to bind the Corporation by any contract or acknowledgement, or pledge its credit or render it liable pecuniarily for any purpose or to any amount.

2.                  LOANS: The chairman of the Board of Directors, the chief executive officer, the president, the vice chairman of the Board of Directors, the executive vice president, the treasurer and such other persons as the Board of Directors may authorize shall have the power to effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any corporation, firm or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, as security for the payment of any and all loans, advances, indebtedness and liability of the Corporation, may pledge, hypothecate or transfer any and all stock, securities and other personal property at any time held by the Corporation, and to that end endorse, assign and deliver the same.

3.                  VOTING OF STOCK HELD: The chairman of the Board of Directors, the chief executive officer, the president, the vice chairman of the Board of Directors, any vice president or the secretary may from time to time appoint an attorney or attorneys or agent or agents of the Corporation to cast the votes that the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose stock or securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by any other such corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Corporation such written proxies, consents, waivers or other instruments as such officer may deem necessary or proper in the premises; or the chairman of the Board of Directors, the chief executive officer, the president, the vice chairman of the Board of Directors, any vice president or the secretary may himself attend any meeting of the holders of stock or other securities of such other corporation and thereat vote or exercise any and all powers of the Corporation as the holder of such stock or other securities of such other corporation.

4.                  COMPENSATION: The compensation of all officers of the Corporation shall be fixed by the Board of Directors.

ARTICLE VII.

EVIDENCE OF SHARES

1.                  FORM: Shares of the Corporation’s stock shall, when fully paid, be evidenced by certificates containing such information as is required by law and approved by the Board of Directors. Alternatively, the Board of Directors may authorize the issuance of some or all shares of stock without certificates. In such event, within a reasonable time after issuance, the Corporation shall mail to the stockholder a written confirmation of its records with respect to such shares containing the information required by law. When issued, the certificates of stock of the Corporation shall be numbered and entered in the books of the Corporation as they are issued; they shall be signed manually or by the use of a facsimile signature, (i) by the chairman of the Board of Directors, by the chief executive officer, by the president, or by a vice president designated by the Board of Directors and (ii) countersigned by the secretary or an assistant secretary; and they shall bear the corporate seal or a facsimile thereof. The Board of Directors of the Corporation may issue scrip in registered or bearer form, which shall entitle the holder to receive a certificate for a full share. Scrip shall not entitle the holder to exercise voting rights or to receive dividends thereon or to participate in any of the assets of the Corporation in the event of liquidation. The Board may cause scrip to be issued subject to the condition that it shall become void if not exchanged for certificates representing full shares before a specified date or subject to any other conditions that it may deem advisable. Fractional may also be issued.

2.                  LOST CERTIFICATES: The chief executive officer, president or secretary may direct a new certificate or certificates to be issued in place of any lost or destroyed certificate or certificates previously issued by the Corporation if the person or persons who claim the certificate or certificates make an affidavit stating the certificates of stock have been lost or destroyed. When authorizing the issuance of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the legal representative, to advertise the same in such manner as the Corporation shall require and/or to give the Corporation a bond, in such sum as the Corporation may direct, to indemnify the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

3.                  TRANSFER OF STOCK: Upon surrender to the Corporation, or to the transfer agent of the Corporation, if any, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

4.                  REGISTERED STOCKHOLDERS: The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person. The Corporation shall not be liable for registering any transfer of shares which are registered in the name of a fiduciary unless done with actual knowledge of facts which would cause the Corporation’s action in registering the transfer to amount to bad faith.

ARTICLE VIII.

MISCELLANEOUS

1.                  NOTICES: Each stockholder, director and officer shall furnish in writing to the secretary of the Corporation the address to which notices of every kind may be delivered or mailed. If such person fails to furnish an address, and the Post Office advises the Corporation that the address furnished is no longer the correct address, the Corporation shall not be required to deliver or mail any notice to such person. Whenever notice is required by applicable law, the Articles of Incorporation or these By-Laws, a written waiver of such notice signed before or after the time stated in the waiver or, in the case of a meeting, the attendance, of a stockholder or director (except for the sole purpose of objecting) or, in the case of a unanimous consent, the signing of the consent, shall be deemed a waiver of notice.

2.                  REGISTERED OFFICE AND AGENT: The Corporation shall at all times have a registered office and a registered agent.

3.                  CORPORATE RECORDS: The Corporation shall keep correct and complete books and records of accounts and minutes of the stockholders’ and directors’ meetings, and shall keep at its registered office or principal place of business, or at the office of its transfer agent, if any, a record of its stockholders, including the names and addresses of all stockholders and the number, class, and series of the shares held by each. Any person who shall have been a stockholder of record for at least six months immediately preceding demand, or who shall be the holder of record of a least five per cent (5%) of all the outstanding shares of the Corporation, upon written request stating the purpose therefor, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, the books and records of account of the Corporation, minutes and record of stockholders, and to make copies or extracts therefrom.

4.                  REQUIREMENT FOR FINANCIAL STATEMENT: Upon the written request of any stockholder, the Corporation shall mail to the stockholder its most recent published financial statement.

5.                  SEAL: The seal of the Corporation shall be a flat faced circular die containing the word “SEAL” in the center and the name of the Corporation around the circumference.

6.                  AMENDMENT OF BY-LAWS: The power to alter, amend or repeal the By-Laws or adopt new By-Laws shall be vested in the Board of Directors, but By-Laws made by the Board of Directors may be repealed or changed or new By-Laws adopted by the stockholders and the stockholders may prescribe that any By-Law adopted by them may not be altered, amended or repealed by the Board of Directors.

7.                  FISCAL YEAR: The fiscal year of the Corporation shall be established by resolution of the Board of Directors and may be changed from time to time.

8.                  GENERAL: Any matters not specifically covered by these By-Laws shall be governed by the applicable provisions of the Code of Virginia in force at the time.

ARTICLE IX.

EMERGENCY BY-LAWS

If a quorum of the Board of Directors cannot readily be assembled because of a catastrophic event, and only in such event, these By-Laws shall, without further action by the Board of Directors, be deemed to have been amended for the duration of such emergency, as follows:

1.                  The third sentence of Section 5 of Article III shall read as follows:

Special meetings of the Board of Directors (or any committee of the Board) shall be held whenever called by order of any director or of any person having the powers and duties of the chairman of the Board of Directors, the chief executive officer, the president or the vice chairman of the Board of Directors.

2.                  Section 6 of Article III shall read as follows:

The directors present at any regular or special meeting called in accordance with these By-Laws shall constitute a quorum for the transaction of business at such meeting, and the action of a majority of such directors shall be the act of the Board of Directors, provided, however, that in the event that only one director is present at any such meeting no action except the election of directors shall be taken until at least two additional directors have been elected and are in attendance.

ARTICLE X.

EXCLUSIVE FORUM

Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the federal and state courts in the Commonwealth of Virginia shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of duty owed by any current or former director, officer, employee, stockholder or agent of the Corporation to the Corporation or the Corporation’s stockholders, including a claim alleging the aiding and abetting of such a breach of duty, (iii) any action asserting a claim arising pursuant to any provision of the Virginia Stock Corporation Act, the Articles of Incorporation or these By-Laws (in each case, as may be amended from time to time), (iv) any action or proceeding to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these By-Laws (in each case, as may be amended from time to time), including any right, obligation, or remedy thereunder, (v) any action or proceeding regarding indemnification or advancement or reimbursement of expenses arising out of the Articles of Incorporation, these By-Laws or otherwise, unless the Corporation and the party bringing such action or proceeding have entered into a written agreement providing for any other forum or dispute resolution process, in which case such action or proceeding shall be subject to such written agreement, (vi) any action asserting a claim governed by the internal affairs doctrine or (vii) any action asserting one or more “internal corporate claims,” as that term is defined in subsection C of Section 13.1-624 of the Virginia Stock Corporation Act, in all cases to the fullest extent permitted by law and subject to one of the courts having personal jurisdiction over the indispensable parties named as defendants. To the extent that the federal or state courts in the Commonwealth of Virginia do not have personal jurisdiction over the indispensable parties named as defendants, such parties must be given a reasonable opportunity to consent to such jurisdiction before any action or proceeding may be brought or maintained in any other court. Unless the Corporation gives an Alternative Forum Consent, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933 (a “Securities Act Complaint”).

If any action the subject matter of which is within the scope of this Article X is filed in a court other than a federal or state court located within the Commonwealth of Virginia or, in the case of a Securities Act Complaint, a federal district court of the United States of America (a “Foreign Action”) by or in the name of any stockholder (including any beneficial owner), such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the federal and state courts located within the Commonwealth of Virginia in connection with any action brought in any such court to enforce the provisions of this Article X and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X. If any provision of this Article X shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of Article X (including, without limitation, each portion of any sentence of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby. Failure to enforce the provisions of this Article X would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the provisions of this Article X. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this Article X with respect to any current or future actions or proceedings.

Exhibit 10.1

Stewardship Framework Agreement

Dollar Tree, Inc.

Stewardship Framework Agreement

March 8, 2022

MR Cobalt Advisor LLC
712 Fifth Avenue, 17th Floor
New York, New York 10019
Attn: Paul C. Hilal

Ladies and Gentlemen:

Dollar Tree, Inc. (the “Company”), on the one hand, and MR Cobalt Advisor LLC (“Mantle Ridge”), on behalf of itself, its affiliates and its affiliated funds (such affiliates and funds, together with Mantle Ridge, collectively, the “Mantle Ridge Group”), on the other hand, have mutually agreed to the terms contained in this Stewardship Framework Agreement (this “Letter Agreement”).

Mantle Ridge is a well-resourced corporate steward that seeks to advance the interests of all stakeholders through constructive engagement over the long-term.

The purpose of this Letter Agreement is to enhance the stewardship and performance of the Company and its Board of Directors (the “Board”), in furtherance of the interests of shareholders and all other stakeholders. For purposes of this Letter Agreement, (i) we refer to each of the Company and the Mantle Ridge Group as a “Party” and, collectively, as the “Parties” and (ii) “Board Reconstitution Time” means the earlier of (x) 12:01 A.M., Eastern time, on the first business day immediately following the date of the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending January 29, 2022 with the Securities and Exchange Commission (“SEC”) and (y) the date and time after March 15, 2022 that Mantle Ridge specifies in a notice delivered at least is three (3) business days in advance of the specified date and time.

1.     Board Matters.

(a)    Board Actions. As of the date of this Letter Agreement, the Board has taken the following actions (and delivered to Mantle Ridge copies of its executed Board resolutions approving and authorizing such actions):

(i)       New Directors. The Board has duly appointed, effective as of the Board Reconstitution Time, Paul C. Hilal (referred to in this Letter Agreement, collectively with any Successor MR Director (as defined below) as the “Mantle Ridge Director”) and Richard W. Dreiling, Cheryl W. Grisé, Daniel J. Heinrich, Edward J. Kelly, III, Mary A. Laschinger and Bertram L. Scott (collectively with the Mantle Ridge Director and any Successor Independent Director as defined below, the “New Directors”) to serve as directors of the Company with terms expiring at the Company’s next annual meeting of stockholders (including any adjournments or postponements thereof, the “Upcoming Annual Meeting”). The Mantle Ridge Group affirms that the New Directors, other than Paul C. Hilal, are unaffiliated with the Mantle Ridge Group;

1 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(ii)      Retiring Directors. The Board has received and duly accepted the irrevocable retirements, effective as of the Board Reconstitution Time, of Arnold S. Barron, Gregory M. Bridgeford, Lemuel E. Lewis, Bob Sasser, Carrie A. Wheeler and Thomas E. Whiddon (the “Retiring Directors”). These retirement confirmations have been duly executed and delivered to the Company (with copies provided to Mantle Ridge) and are in the form set forth in Exhibit A;

(iii)     Expansion. The Board has duly adopted a resolution to increase the size of the Board to twelve (12) directors, effective as of the Board Reconstitution Time;

(iv)     Nomination. The Board has resolved to nominate each of the New Directors and Thomas W. Dickson, Jeffrey G. Naylor, Winnie Y. Park, Stephanie P. Stahl, and Michael A. Witynski (together with any Successor Continuing Director as defined below, the “Continuing Directors”) for reelection to the Board at the Upcoming Annual Meeting and all of such New Directors and Continuing Directors have consented to serve and be named in the Company’s proxy statement;

(v)      Independence. Based upon and in reliance upon the information provided by the New Directors (and as applicable the Mantle Ridge Group and its representatives), the Board has made the requisite determinations regarding “independence” for each of the New Directors, other than Mr. Dreiling, under the rules and regulations of The Nasdaq Stock Exchange (the “Nasdaq”) to enable Board and Board committee membership and service as contemplated by this Letter Agreement, and the Company agrees, working in close coordination and consultation with Mantle Ridge, to take such position with the Nasdaq and other applicable regulatory authorities with respect to each New Director as long as any such New Director continues to reasonably meet such requirements;

(vi)     By-Law Amendment. The Board has duly amended and restated the By-Laws of the Company so that they would, effective as of the Board Reconstitution Time, read in full as set forth in Exhibit B (the “Amended and Restated By-Laws”);

(vii)    Appointments. In recognition of receipt of their respective consents to serve in such capacity, the Board has duly appointed, effective as of the Board Reconstitution Time:

(A)            Mr. Dreiling to serve as Executive Chairman of the Board;

(B)            Mr. Hilal to serve as Vice Chairman of the Board; and

(C)            Mr. Kelly to serve as Lead Independent Director.

(viii)   Corporate Governance Guidelines. The Board has duly amended the Company’s Corporate Governance Guidelines so that they would, effective as of the Board Reconstitution Time, read in full as set forth in Exhibit C (the “Corporate Governance Guidelines”); and

(ix)      Service on Other Boards. The Board has approved, for purposes of Section 3.4 of the Corporate Governance Guidelines, the service by the New Directors on the board of directors of each of the other companies on which they currently serve as disclosed to the Company prior to the date hereof.

2 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(x)       No Change in Control. The Board Reconstitution and the other actions set forth in this Letter Agreement have been unanimously approved by the Board and shall not be deemed to constitute a change in control for any purpose. To the extent necessary for any agreement or arrangement or obligation, the Board affirmatively declares these actions to not be a change of control.

(xi)      Board Size. For a period of three (3) years after the date of this Letter Agreement, the size of the Board will be not more than twelve (12) directors (other than as may be agreed).

(xii)     Period Prior to the Board Reconstitution Time; Observer Right.

(A)   Observer. The Company agrees that, from the execution of this Letter Agreement until the consummation of the actions set forth in Sections 1(a) and 1(h) (the “Board Reconstitution”), the Mantle Ridge Director and Mr. Dreiling shall each be a non-voting observer of the Board (each a “Board Observer”). As such, except for the right to vote, each Board Observer shall have all the rights and privileges of, and shall be treated no less favorably than, a member of the Board, including, without limitation, being timely noticed and invited to attend and participate (whether virtually or in person) in all meetings of the Board and Board committees and to timely, and no later than directors, receive copies of all relevant notices, minutes, resolutions, consents and other materials, documents, communications and information provided or made available to or relevant to directors in connection with such meetings (including, but not limited to, immediate and full access to the archived documents of the Company and the Board). The Board and each committee thereof shall coordinate the scheduling of its meetings with the Board Observers in order to permit the Board Observers’ participation at each such meeting. The Company shall use reasonable efforts to ensure the Board Observers can participate in all meetings, which efforts will be no less than those afforded other directors. In the event a Board Observer is unable to attend any Board or Board committee or other Board meeting, such Board Observer shall be entitled to select a substitute person to serve as a non-voting observer. With respect to the next regularly scheduled meetings of the Board and Board committees following the date of this Letter Agreement (the “Upcoming Board Meeting”), the Company has provided by e-mail to Mantle Ridge the complete, comprehensive, and detailed agenda detailing all the matters to be addressed prior to the date hereof and has received written confirmation of receipt and acceptability thereof.

(B)    Upcoming Board Meeting. Mantle Ridge agrees that the Board Observers shall attend the Upcoming Board Meeting only if the Board departs from the detailed agenda that Mantle Ridge approved for the business to be conducted at the Upcoming Board Meeting. The Upcoming Board Meeting has been scheduled for a time that the Board Observers have confirmed they can attend if needed. If there is any deviation from the detailed agenda for the Upcoming Board Meeting or if any other meetings of the Board (or any committee thereof) are scheduled between the execution of this Letter Agreement and the Board Reconstitution Time, the Company shall ensure the Board Observers can participate. The Board Observers will be notified immediately as soon as there is an expectation that there may be a deviation from such agenda, and the nature of such deviation.

3 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(b)    Nomination Notice.

(i)        Acceptance of Notice. The Company agrees and confirms that the “Notice of Stockholder Proposal and Nomination of Candidates for Election to the Board of Directors to be Presented, in each case, at the 2022 Annual Meeting of Stockholders of Dollar Tree, Inc.”, dated December 10, 2021 and other supplemental information, materials and submissions made to the Company in connection therewith (the “Nomination Notice”) is deemed valid and timely and, if the Board Reconstitution Time does not occur, the Company will include the candidates nominated by the Mantle Ridge Group on the ballot for the 2022 Annual Meeting.

(ii)       Withdrawal of Notice. Upon full effect of the Board Reconstitution Time, the Mantle Ridge Group will be deemed to have irrevocably withdrawn its Nomination Notice.

(c)    Ordinary Course of Business. The Company agrees that, from the execution of this Letter Agreement until the Board Reconstitution, the business of the Company shall be conducted only in the ordinary course of business consistent with past practice, and the Company shall not take any action or make any payment except, in the ordinary course of day-to-day business operations consistent with past practice, and the Company shall, and shall cause its subsidiaries to, use reasonable best efforts, subject to the Board’s fiduciary duties under applicable law, to maintain and preserve intact the Company’s current organization and operations; provided, however, that the Board shall continue to have full power and authority to take actions necessary to address unforeseen circumstances that may require Board or corporate action out of the ordinary course, provided that the Board Observers are promptly informed of the need for such Board action and included as Board Observers in the Board meetings, activities, and information flow in connection therewith.

(d)     Annual Meeting Nominees.

(i)       Upcoming Annual Meeting Proxy Statement; Director Nomination Conditions. Subject to the Successor Director provisions of this Letter Agreement, the Company confirms and agrees that the slate of nominees recommended by the Board in the Company’s proxy statement and on its proxy card relating to the Upcoming Annual Meeting shall exclusively comprise each of the New Directors and the Continuing Directors, each of which New Director, as set forth in the attached Exhibit D, has consented to being named in the proxy statement for the Upcoming Annual Meeting, subject in each case to such nominees (i) timely providing to the Company all information that the Company is entitled to receive from directors regarding each of them and is required to be or is customarily disclosed for directors, candidates for directors, and their affiliates and representatives in a proxy statement filed pursuant to the proxy rules of the SEC or any other filings under applicable law or stock exchange rules or listing standards, information in connection with assessing eligibility, independence and other criteria applicable to directors or satisfying compliance and legal obligations, (ii) executing all documents required to be executed by directors nominated for election, such documents to be in substantially the same form as documents executed and provided by directors in connection with the prior year’s annual meeting of shareholders, including the Company’s director and officer questionnaire, background check processes and other reasonable and customary director onboarding documentation, in each case subject to Section 1(e) [Company Policies] and (iii) if not previously interviewed (which interviews the Company confirms have occurred with respect to the New Directors who are specified herein as of the date of this Letter Agreement), being interviewed by representatives of the Board and/or the Nominating and Governance Committee, as reasonably requested (collectively, the “Director Nomination Conditions”).

4 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(ii)      Election Efforts. Subject to the Director Nomination Conditions, the Company shall use its reasonable best efforts to cause the election of the New Directors and the Continuing Directors at the Upcoming Annual Meeting. These reasonable best efforts will include listing such persons in the proxy statement and proxy card prepared, filed and delivered in connection with such meeting and recommending that the Company’s stockholders vote in favor of the election of such individuals and otherwise supporting each of them for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate (such efforts, the “Election Efforts”).

(e)    Company Policies. Except as set forth in Section 4, the Mantle Ridge Group acknowledges that the policies, procedures, processes, codes, rules, standards and guidelines applicable to other directors of the Company, including the Amended and Restated By-Laws, Corporate Governance Guidelines and Code of Ethics (as may be amended from time to time, collectively, the “Company Policies”) will be applicable to the New Directors as well as the Continuing Directors during their respective terms of service. The Company represents and warrants that all Company Policies currently in effect are publicly available on the Company’s website or have been provided to the Mantle Ridge Group or their counsel.

(f)     Non-Interference. Except as required by applicable law or stock exchange rules or listing standards, neither the Company nor the Board will alter or adopt any Company Policies or amend its Amended and Restated By-Laws from the time of execution of this Letter Agreement through the Board Reconstitution Time, and thereafter will not alter or adopt any Company Policies or amend its Amended and Restated By-Laws in a manner that would interfere with the purpose of this Letter Agreement. The Company agrees that it shall not take any action or make any omission that would reasonably be expected to alter or rescind or impinge upon, or otherwise compromise, the effect of the Board Reconstitution. The Company shall recommend against and oppose any action or proposal by any individual, group or organization that would interfere, frustrate or otherwise undermine the occurrence of the Board Reconstitution.

(g)    Review of Proxy Materials. The Company further agrees that the Mantle Ridge Group will have the opportunity to review and comment upon the Company’s proxy statement and proxy card and any additional solicitation materials relating to the Upcoming Annual Meeting in advance of filing or first use and that the Company will consider in good faith any comments provided by the Mantle Ridge Group.

5 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(h)    Committees.

(i)       Reconstituted Board Committees. The Board has resolved to reconstitute the leadership and composition of the committees of the Board, effective as of the Board Reconstitution Time, as set forth on Exhibit E, and the Company shall maintain such committee leadership and composition until at least immediately prior to the annual meeting following the Upcoming Annual Meeting of the Company’s stockholders, subject to the committee members’ continued service and compliance with director independence requirements of the Nasdaq for serving on the relevant committee. Following such period, the leadership and composition of the committees of the Board shall be determined by the Board taking into consideration the recommendation of the Nominating & Governance Committee. Subject to Section 10 [Fiduciary Duties], each director will have access to all Board committee materials and be entitled to attend any and all Board committee meetings at his or her discretion (with such committee meetings being scheduled for non-overlapping times to enable and facilitate such discretionary attendance by the New Directors and the Continuing Directors).

(ii)      New Committees. The Board has resolved to create, effective as of the Board Reconstitution Time, a new Finance Committee of the Board (the “Finance Committee”) and a new Sustainability and Corporate Social Responsibility Committee of the Board (the “Sustainability and Corporate Social Responsibility Committee”). The Finance Committee is expected to have such responsibilities and authorities as the Board determines and would be appropriate for such a committee. The Sustainability and Corporate Social Responsibility Committee is expected to have such responsibilities and authorities as the Board determines regarding the Company’s sustainability as currently set forth in the charter of the Nominating, Governance and Sustainability Committee and regarding the Company’s human capital management and workplace environment and culture matters as currently set forth in the charter of the Compensation Committee, with the charters of such existing committees being accordingly updated and the Nominating, Governance and Sustainability Committee being renamed the Nominating & Governance Committee as of the Board Reconstitution Time.

(i)     Continuity of Representation.

(i)       Successor MR Director. If during the term of this Letter Agreement the Mantle Ridge Director ceases to serve as a member of the Board, the Mantle Ridge Group shall be entitled to have another individual appointed to the Board (a “Successor MR Director”), and the Company shall take all necessary actions to cause any such Successor MR Director to be appointed to the Board promptly after receiving notice by Mantle Ridge Group of the identity of such person. All references to the Mantle Ridge Director, for purposes of this Letter Agreement, shall be deemed references to such Successor MR Director in the event that a Successor MR Director is appointed.

6 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(A)            Fiduciary Duties. Notwithstanding the foregoing, the Board shall not be required to appoint any individual as a Successor MR Director if the Board, in good faith determines, and the Board’s primary outside legal counsel advises, that such an appointment could not be made without violating their fiduciary duties under applicable law.

(B)            Successor MR Director Process. In the event a Successor MR Director proposed by the Mantle Ridge Group is rejected, the Mantle Ridge Group shall be entitled to continue proposing successive replacements to the Board.

(C)            Successor MR Director Appointment. Any replacement shall be promptly, and in any event within ten (10) days after receiving notice from Mantle Ridge of the identity of such person, appointed to the Board (subject to the Board’s right to make the fiduciary determination described in subparagraph (A) above). The Company acknowledges that time is of the essence in appointing such Successor MR Director to the Board and will use reasonable best efforts to ensure such director is appointed as soon as practicable. The Company will make reasonable best efforts to adjust the calendar of business and activities to ensure such Successor MR Director will not miss Board business. During the period between any Mantle Ridge Director ceasing to serve as a director on the Board and the appointment of a Successor MR Director to the Board, Mantle Ridge shall be entitled to designate a Board Observer to the Board who shall have all the rights and privileges set forth in Section 1(a)(xii)(A).

(D)            Vice Chairman and Committee Appointment. Any Successor MR Director appointed to the Board in accordance with this Section shall, subject to compliance with director independence and other standards of the Nasdaq or any successor thereto and the SEC, take over in capacity of the Vice Chairman and be appointed to all applicable committees of the Board on which the Mantle Ridge Director served immediately prior to the resignation, removal or incapacity of, or other circumstances regarding, the Mantle Ridge Director that triggered the process of appointing the Successor MR Director.

(E)            Independence. The Company and the Mantle Ridge Group shall both use reasonable best efforts to take such actions as may be warranted to ensure that the Successor MR Director is deemed independent by the Board, and is found independent by the relevant regulatory entities so long as the Successor MR Director reasonably satisfies such independence requirements.

(F)            Efforts. While this Letter Agreement remains in effect, the Company shall use reasonable best efforts to cause the election of the Mantle Ridge Director to the Board at each annual meeting of stockholders (or special meeting called for the purpose of electing directors) (including using all Election Efforts).

7 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(ii)      Successor Independent Director. If, at the Board Reconstitution Time, or during the period after the Board Reconstitution Time through the Upcoming Annual Meeting, a New Director other than the Mantle Ridge Director cannot serve or ceases to serve as a member of the Board, the Mantle Ridge Group shall be entitled to select another individual to be appointed to the Board as an independent director who is not employed by the Mantle Ridge Group (each a “Successor Independent Director” and, together with the Successor MR Director and the Successor Continuing Director (as defined below), each a “Successor Director”) from the list of alternate independent directors disclosed to the Company’s counsel by Mantle Ridge’s counsel on March 6, 2022, in an e-mail with the subject line “Alternate Directors,” and the Mantle Ridge Group agrees to facilitate interviews by the Board and Nominating & Governance Committee of such persons if required and their completing their customary processes as to such persons. The Parties agree that each of the alternate directors is independent of each of the Company and the Mantle Ridge Group, qualifies (assuming satisfaction of applicable requirements) as “independent” under the Nasdaq Listing Rules, the SEC rules and regulations and the guidelines of the Company’s independent registered public accounting firm, and has qualifications, experience and industry expertise that are substantially similar to the New Directors and Continuing Directors. The Company shall take all necessary actions to promptly appoint each such Successor Independent Director to the Board and the applicable committee(s) and leadership positions; it being understood that the Board shall appoint each such Successor Independent Director unless the Board, in good faith determines, and the Board’s primary outside legal counsel advises, that such an appointment could not be made without violating their fiduciary duties under applicable law. The Company acknowledges that time is of the essence in appointing such Successor Independent Director to the Board. All references to “New Director,” for purposes of this Agreement, shall be deemed references to the Successor Independent Director that replaced the applicable New Director in the event that a Successor Independent Director is appointed.

(iii)     Successor Continuing Director. If, at the Board Reconstitution Time, or during the period after the Board Reconstitution Time through the Upcoming Annual Meeting, a Continuing Director cannot serve or ceases to serve as a member of the Board, the Parties acknowledge and agree that (A) Gregory M. Bridgeford shall replace such Continuing Director, (B) if another replacement is needed, or if Gregory M. Bridgeford does not consent to serving, does not then qualify as “independent” as described later in this paragraph, or otherwise cannot serve for any reason, then Carrie A. Wheeler shall be deemed to replace such Continuing Director, (C) if another replacement is needed or if Gregory M. Bridgeford and Carrie A. Wheeler do not consent to serving, do not then qualify as “independent” as described later in this paragraph, or otherwise cannot serve for any reason, then the Nominating & Governance Committee shall be entitled to select another individual to be appointed to the Board as an independent director (each a “Successor Continuing Director”). The Parties agree any such replacement director should reasonably qualify as “independent” under the Nasdaq Listing Rules, the SEC rules and regulations and the guidelines of the Company’s independent registered public accounting firm, and have qualifications, experience and industry expertise that are substantially similar to the Continuing Directors and the New Directors. The Company shall take all necessary actions to promptly appoint each such Successor Continuing Director to the Board and the applicable committee(s) and leadership positions. The Company acknowledge that time is of the essence in appointing such Successor Continuing Director to the Board. All references to “Continuing Director,” for purposes of this Letter Agreement, shall be deemed references to the Successor Continuing Director that replaced the applicable Continuing Director in the event that a Successor Continuing Director is appointed.

8 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(iv)     Onboarding. The onboarding of each Successor Director will be promptly effected and through a reasonable and customary process no more onerous, burdensome or time consuming than the process for onboarding any other director to the Board, and neither the Company nor the Mantle Ridge Group will take action to prejudice a Successor Director’s ability to timely join the Board. The Successor Director will timely comply with this process.

(j)     Vice Chairman. The Company shall maintain the position of the Vice Chairman of the Board with rights and authorities as defined in the Amended and Restated By-Laws and the appointment of the Mantle Ridge Director to such position, in each case, at all times for as long as this Letter Agreement remains in effect and subject to the Mantle Ridge Director’s consent to serve in such capacity.

(k)    Annual Meeting. The Company shall hold the Upcoming Annual Meeting no later than Friday, July 8, 2022, and the Mantle Ridge Group and the Company shall cooperate with respect to setting a record date, consistent with applicable law and regulation, that seeks to provide stockholders ample time for consideration while also minimizing the number of “empty” shares (i.e., shares that are transferred following the record date and therefore unlikely to be voted).

(l)     Quorum and Voting. Through the Upcoming Annual Meeting, each member of the Mantle Ridge Group will (i) cause, in the case of all shares of Common Stock owned of record, such shares and (ii) cause the record owner, in the case of all shares of Common Stock beneficially owned but not owned of record, and for which the Mantle Ridge Group has the right to direct the vote, in each case directly or indirectly, by any member of the Mantle Ridge Group and any of its or their affiliates and associates (such terms are defined for purposes of this Letter Agreement as they are defined in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as of the record date for the Upcoming Annual Meeting to cause such shares, (x) to be present for quorum purposes, and (y) to be voted in favor of all nominees of the Company in its proxy statement for the Upcoming Annual Meeting for election to the Board that are nominated in accordance with and as required by this Letter Agreement and against the removal of any such director at such meeting. If the Mantle Ridge Group determines to vote other than in accordance with the recommendation of the Board as to any matter with respect to the Upcoming Annual Meeting as to matters not covered by the foregoing provisions, the Mantle Ridge Group shall first advise the Board of such intended determination privately and engage in good faith discussions with the Company regarding such matters.

(m)   Interim Special Meetings. Except as required by applicable law, the Company shall not call or hold any interim special meeting of stockholders prior to the Upcoming Annual Meeting.

9 of 18

Stewardship Framework Agreement

Dollar Tree, Inc.

(n)    Board Meeting Scheduling. The Board will, in consultation with Mantle Ridge, the New Directors, the Continuing Directors and the senior members of management who would customarily attend Board or Board committee or working group meetings, seek to minimize time and availability conflicts of the Board members in scheduling any regular or special meetings of the Board or its committees or working groups while this Letter Agreement remains in effect and shall permit Board members to attend any meeting by phone or video conference to the extent necessary.

(o)    Company Annual Report on Form 10-K. The Company shall use its reasonable best efforts to file its Annual Report on Form 10-K for the fiscal year ending January 29, 2022 with the SEC on or prior to March 15, 2022 or as soon thereafter as practicable, and shall keep Mantle Ridge apprised of its progress toward such filing.

2.     Executive Chairman. The Company and the Mantle Ridge Group acknowledge that Mr. Dreiling’s agreement to continue to serve as Executive Chairman is subject to the negotiation and execution of an agreement with Mr. Dreiling for such service on terms acceptable to each of the Company and Mr. Dreiling, each acting reasonably. Promptly following the Board Reconstitution, the Company, Mr. Dreiling and the Board (and relevant Board committees) shall use their respective reasonable best efforts to promptly negotiate and finalize an agreement with Mr. Dreiling for his service as Executive Chairman.

3.     Registration Rights. Promptly following the execution of this Letter Agreement (but in no event later than thirty days following the date hereof), the Company and the Mantle Ridge Group shall enter into a registration rights agreement granting to the Mantle Ridge Group customary and reasonable registration rights with respect to shares of Common Stock beneficially owned by the Mantle Ridge Group, which shall include customary and reasonable limitations on such registration rights.

4.     Company Policies.

(a)             Company Information. The Company acknowledges and agrees that none of the confidentiality provisions contained in the Company Policies or any other provision contained in any other document, agreement or policy of the Company shall be deemed to restrict the Mantle Ridge Director, whether acting as a Board Observer or as a New Director, from sharing any Company “confidential information” (such information and any notes, analyses, reports, models, compilations, studies, interpretations, documents, records or extracts thereof containing or based upon such information, in whole or in part, “Company Information”) with any of the Mantle Ridge Group’s employees or advisors who need to know such Company Information for the purpose of assisting the Mantle Ridge Group in evaluating and monitoring its investment in the Company, and facilitating its stewardship of the Company. The Mantle Ridge Director is expressly permitted to share Company Information only with such employees and advisors; provided, that, such employees or advisors either agree to maintain the confidentiality of Company Information to the same extent as required of the Mantle Ridge Director as a director of the Company or are otherwise bound (by fiduciary or other professional duty) to maintain the confidentiality of Company Information.

10 of 18

Stewardship Framework Agreement
Dollar Tree, Inc.

(b)            Privileged Materials. Notwithstanding Section 4(a), in the event that the Company’s counsel designates in writing any materials provided to the Mantle Ridge Director as subject to the attorney-client privilege by labeling it “Privileged and Confidential”, then before providing any such information to the Mantle Ridge Group’s employees or advisors, the Mantle Ridge Director shall consult with legal counsel to Mantle Ridge as to whether the provision of such information would be reasonably likely to result in a loss of such privilege, and such counsel shall consult with counsel to the Company with regard to such matters. After receiving the advice of Mantle Ridge’s counsel, the Mantle Ridge Director will have the sole discretion as to whether to provide such information to the Mantle Ridge Group’s employees or advisors. At the request of Mantle Ridge, the Company shall use reasonable best efforts to make arrangements (including by providing redacted copies of materials or entering into a common interest agreement) that would maximize the ability of the Mantle Ridge Director to provide such materials without jeopardizing legal privilege.

(c)            Confidentiality. The Mantle Ridge Group shall maintain the confidentiality of the Company Information to the same extent as required of the Mantle Ridge Director as a director of the Company and shall only use, and shall cause its employees and advisors to only use, Company Information in connection with the Mantle Ridge Group’s investment in the Company. The Mantle Ridge Director shall not be subject to any restrictions or requirements relating to the use, disclosure, handling, return or destruction of confidential information that are more onerous than those applied to any other director of the Company, it being understood and agreed that the Mantle Ridge Director shall not be requested or required to return or destroy confidential information unless all other present or former directors (if the Mantle Ridge Director is no longer serving on the Board) also receive the same request.

(d)            Return of Company Information. Following such time as the Mantle Ridge Director is no longer serving on the Board, the Mantle Ridge Group will, promptly following the Company’s written request, return to the Company or destroy, at Mantle Ridge’s option, all hard copies of Company Information and use commercially reasonable efforts to permanently erase or delete all electronic copies of the Company Information in the Mantle Ridge Group’s or any of its employees’ or advisors’ possession or control (and, upon the request of the Company, the Mantle Ridge Group shall promptly certify to the Company that such Company Information has been returned, erased or deleted, as the case may be); provided, however, that (i) at Mantle Ridge’s election, it may retain any such information subject to the confidentiality terms hereof so long as it certifies to the Company that it will hold such information in a manner consistent with the most sensitive confidential information of the Mantle Ridge Group and that it will maintain the confidentiality of such information in accordance with the terms hereof, and (ii) if Mantle Ridge does not make the election described in clause (i), neither the Mantle Ridge Group nor any of its employees or advisors shall be required to destroy any computer records or files containing any Company Information that have been created pursuant to automatic electronic archiving and back-up procedures in the ordinary course of business where it would be unduly burdensome to do so or would be contrary to applicable law or applicable rules or regulations of any national securities exchange so long as such Confidential Information is not accessed other than as required by applicable law or applicable rules or regulations of any national securities exchange.

(e)            Policies Applicable to Mantle Ridge. The Company further acknowledges and agrees that, except for restrictions set forth in Company’s Insider Trading Policy, in each case with respect to prohibiting insider trading and confidentiality (subject to Section 4(a)), none of the restrictions contained in the Company Policies applicable to the Mantle Ridge Director (as a director), including any restrictions on pledging or making purchases on margin of, or entering into derivative or hedging arrangements (including options) with respect to, securities of the Company, or otherwise trading the Company’s securities during open window periods (it being understood and agreed that the Mantle Ridge Group shall be free to trade in the Company’s securities during open trading window periods without the prior approval of the Company, and shall only be prohibited from trading during blackout periods generally applicable to all of the Company’s directors and senior insiders), shall be deemed to apply to the Mantle Ridge Group (other than the Mantle Ridge Director in his capacity as a director of the Company).

11 of 18

Stewardship Framework Agreement
Dollar Tree, Inc.

(f)             Permitted Disclosure. Notwithstanding anything to the contrary set forth in this Letter Agreement, nothing in this Letter Agreement shall restrict or limit the ability of the Mantle Ridge Group from engaging in a proxy contest, it being agreed that the Mantle Ridge Group and its representatives shall be entitled to disclose that portion of (and only such portion of) Company Information required to be disclosed by applicable law in order to engage in such a proxy contest.

5.      Certain Actions. Subject to Section 10(a), neither the Board nor any of the New Directors or the Continuing Directors shall utilize committees of the Board for the purpose of discriminating against any director of the Board in order to limit any of their participation in substantive deliberations of the Board.

6.      Press Release; Schedule 13D Amendment; Form 8-K. The Parties agree that promptly following the execution and delivery of this Letter Agreement by the Parties:

(a)            the Company will issue the press release attached to this Letter Agreement as Exhibit F and file a Current Report on Form 8-K in the form attached to this Letter Agreement as Exhibit G; and

(b)            Mantle Ridge will file an amendment to its Schedule 13D.

7.      Power and Authority of the Company. The Company represents and warrants to the Mantle Ridge Group that (a) the Company has the corporate power and authority to execute and deliver this Letter Agreement and to bind it hereto, (b) this Letter Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms and (c) the execution, delivery and performance of this Letter Agreement by the Company does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to the Company, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

12 of 18

Stewardship Framework Agreement
Dollar Tree, Inc.

8.      Power and Authority of the Mantle Ridge Group. Each member of the Mantle Ridge Group represents and warrants to the Company that (a) Mantle Ridge, as the authorized signatory of such member of the Mantle Ridge Group, has the power and authority to execute and deliver this Letter Agreement and to bind such member of the Mantle Ridge Group hereto, (b) this Letter Agreement has been duly authorized, executed and delivered by such member of the Mantle Ridge Group, constitutes a valid and binding obligation of such member of the Mantle Ridge Group, and is enforceable against each such member of the Mantle Ridge Group in accordance with its terms, (c) the execution of this Letter Agreement by such member of the Mantle Ridge Group does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such member of the Mantle Ridge Group, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such member is a party or by which it is bound, and (d) the Mantle Ridge Group beneficially owns and has economic exposure to the shares of Common Stock set forth in Exhibit H. Other than as set forth in this Letter Agreement, the Mantle Ridge Group does not have any economic exposure to or voting power with respect to the Company.

9.      Term.

(a)            Minimum Threshold. Each Party’s obligations under this Letter Agreement will extend until, and terminate upon, the earlier to occur of (i) such time as the Mantle Ridge Group’s Economic Ownership Position (as defined below) with respect to the Company’s Common Stock ceases to represent at least two percent (2.0%) of the outstanding Common Stock (excluding the effects of any issuance of shares by the Company or similar transaction that increases the number of outstanding shares of Common Stock) and (ii) the end of the first consecutive twelve (12)-month period after the date of this Letter Agreement for the entirety of which the Mantle Ridge Group’s Net Long Position (as defined below) with respect to the Company’s Common Stock ceases to represent at least two percent (2.0%) of the outstanding Common Stock (excluding the effects of any issuance of shares by the Company or similar transaction that increases the number of outstanding shares of Common Stock); provided, that, Section 4 [Company Policies] shall continue in full force and effect until the date that is twelve (12) months after the date that a Mantle Ridge Director no longer serves as a director of the Company.

(b)            Resignation. If at any time prior to the Upcoming Annual Meeting, the Mantle Ridge Group’s Economic Ownership Position with respect to the Company’s Common Stock ceases to represent at least five percent (5.0%) of the outstanding Common Stock (excluding the effects of any issuance of shares by the Company or similar transaction that increases the number of outstanding shares of Common Stock), the Mantle Ridge Group shall promptly (i) notify the Company that the Mantle Ridge Group’s Economic Ownership Position with respect to the Company’s Common Stock ceases to represent at least five percent (5.0%) of the outstanding Common Stock and (ii) cause the Mantle Ridge Director to tender his or her resignation from the Board, any committee thereof and any other position at the Company or any of its subsidiaries.

13 of 18

Stewardship Framework Agreement
Dollar Tree, Inc.

(c)            Economic Ownership Position; Net Long Position. For purposes of this Letter Agreement, (i) the Mantle Ridge Group’s “Economic Ownership Position” shall be equal to the sum of (x) the aggregate number of shares of Common Stock beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by the Mantle Ridge Group and (y) the aggregate number of shares of Common Stock which are the subject of, or the reference securities for, or which underlie, Synthetic Positions of the Mantle Ridge Group, (ii) “Synthetic Position” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Stock or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Stock and that increases in value as the market price or value of the Common Stock increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Stock, in each case regardless of whether (x) it conveys any voting rights in such Common Stock to any person, (y) it is required to be or capable of being settled, in whole or in part, in Common Stock or (z) any person (including the holder of such Synthetic Position) may have entered into other transactions that hedge its economic effect, and (iii) the Mantle Ridge Group’s “Net Long Position” shall be equal to (x) the Mantle Ridge Group’s Economic Ownership Position minus (y) the number of shares of Common Stock which are the subject of, or the reference securities for, or which underlie, derivative securities or contracts held by the Mantle Ridge Group that increase in value as the market price or value of the Common Stock decreases.

10.    Fiduciary Duties; Rights of New Directors.

(a)            Fiduciary Duties. Nothing in this Letter Agreement will be deemed to require the violation of the fiduciary duties of any director of the Company under Virginia law in the director’s capacity as such.

(b)            Rights of New Directors. Mantle Ridge acknowledges that the New Directors and Continuing Directors shall have all of the rights and obligations, including fiduciary duties to the Company and its stockholders, of a director under applicable law and the Company’s organizational documents while such New Directors or Continuing Directors are serving on the Board.

(c)            New Director Compensation. The Company agrees that the New Directors and the Continuing Directors shall receive:

(i)            the same benefits of director and officer insurance, and any indemnity and exculpation arrangements available generally to the directors of the Board;

(ii)           other than Rick Dreiling, the same compensation for his or her service as a director (including for committee and committee chair service) as the compensation received by other non-management directors on the Board; and

14 of 18

Stewardship Framework Agreement
Dollar Tree, Inc.

(iii)          such other benefits on the same basis as all other non-management directors on the Board, including, unless otherwise requested by such New Director, having the Company (or legal counsel) prepare and file with the SEC, at the Company’s expense, any Form 3, Form 4 and Form 5 under Section 16 of the Exchange Act that are required to be filed by each director of the Company.

(d)            Retiring Director Compensation and Rights. Mantle Ridge and the Company acknowledge that the Retiring Directors will continue to have the benefits, rights, privileges and protections to which they are entitled and that it is the Company’s (including the Board’s and relevant Board committees, such as the Compensation Committee’s) intention that the departures and/or resignations of the Retiring Directors shall be treated as a retirement for purposes of all applicable plans and policies (including equity awards and for purposes of post-resignation stock option exercise periods) and that all equity awards of Retiring Directors shall, and shall be deemed to, fully and immediately vest in all respects as of their last date of service as a director of the Company to the extent they have not previously vested.

11.    Trading in Company Securities. Each member of the Mantle Ridge Group acknowledges that it, and its employees and advisors, may have access to information concerning the Company constituting material non-public information under applicable federal and state securities laws, and each member of the Mantle Ridge Group agrees that neither it nor any of its employees or advisors shall trade or engage in any derivative or other transaction on the basis of such information in violation of such laws.

12.    Counterparts. This Letter Agreement may be executed in two or more counterparts, each of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Party (including by means of electronic delivery or facsimile).

13.    Specific Performance. Each Party acknowledges and agrees that irreparable injury to the other Party would occur in the event that any of the provisions of this Letter Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages are not an adequate remedy for such a breach. It is accordingly agreed that each Party may be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof. Each Party agrees to waive any bonding requirement under any applicable law in the case any other Party seeks to enforce the terms by way of equitable relief.

14.   APPLICABLE LAW AND JURISDICTION. THIS LETTER AGREEMENT WILL BE GOVERNED BY, AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES. EACH OF THE PARTIES IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING BASED ON OR ARISING OUT OF THIS LETTER AGREEMENT WILL BE BROUGHT EXCLUSIVELY IN THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (or, if SUCH COURT declines to accept jurisdiction, any STATE OR federal court SITTING IN THE CITY OF NEW YORK, NEW YORK COUNTY). EACH OF THE PARTIES IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY WAIVES ANY ARGUMENT THAT SUCH COURTS ARE AN INCONVENIENT OR IMPROPER FORUM. EACH PARTY CONSENTS TO SERVICE OF PROCESS BY A REPUTABLE OVERNIGHT DELIVERY SERVICE, SIGNATURE REQUESTED, TO THE ADDRESS OF SUCH PARTY’S PRINCIPAL PLACE OF BUSINESS OR AS OTHERWISE PROVIDED BY APPLICABLE LAW.

15 of 18

Stewardship Framework Agreement
Dollar Tree, Inc.

15.     Notice. All notices, consents, requests, instructions, approvals and other communications provided for in this Letter Agreement and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, (a) if given by telecopy, when such telecopy is transmitted to the telecopy number set forth below, and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this Section 15:

If to the Company:

Dollar Tree, Inc.
500 Volvo Parkway
Chesapeake, Virginia 23320
Attention: William A. Old, Jr., Chief Legal Officer and Corporate Secretary
Facsimile: (757) 321-5949

With a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: Sabastian V. Niles, Esq.
Facsimile: (212) 403-2366

If to Mantle Ridge:

MR Cobalt Advisor LLC
c/o Mantle Ridge LP
712 Fifth Avenue, Suite 17F
New York, NY 10019
Attention: Chris Lee, Chief Compliance Officer
Facsimile: (646) 762-8541

With a copy to (which shall not constitute notice):

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: Richard M. Brand, Esq.; Stephen Fraidin, Esq.; Braden McCurrach, Esq.
Facsimile: (212) 504-6666

16 of 18

Stewardship Framework Agreement
Dollar Tree, Inc.

16.    Entire Agreement; Amendment. This Letter Agreement, including exhibits and schedules attached to this Letter Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. This Letter Agreement may be amended only by an agreement in writing executed by the Parties, and no waiver of compliance with any provision or condition of this Letter Agreement and no consent provided for in this Letter Agreement shall be effective unless evidenced by a written instrument executed by the Party against whom such waiver or consent is to be effective. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

17.    Severability. If at any time subsequent to the date of this Letter Agreement, any provision of this Letter Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Letter Agreement.

18.    No Third Party Beneficiaries; Assignment. This Letter Agreement is solely for the benefit of the Parties and is not binding upon or enforceable by any other persons. No Party may assign its rights or delegate its obligations under this Letter Agreement, whether by operation of law or otherwise, and any assignment in contravention hereof shall be null and void. Nothing in this Letter Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Letter Agreement on any persons other than the Parties, nor is anything in this Letter Agreement intended to relieve or discharge the obligation or liability of any third persons to any Party.

19.    Interpretation and Construction. When a reference is made in this Letter Agreement to a Section, such reference shall be to a Section of this Letter Agreement, unless otherwise indicated. The headings contained in this Letter Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Letter Agreement. Whenever the words “include,” “includes” and “including” are used in this Letter Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Letter Agreement shall refer to this Letter Agreement as a whole and not to any particular provision of this Letter Agreement. The word “will” shall be construed to have the same meaning as the word “shall.” The words “date hereof” will refer to the date of this Letter Agreement. The word “or” is not exclusive. The definitions contained in this Letter Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument, law, rule or statute defined or referred to in this Letter Agreement means, unless otherwise indicated, such agreement, instrument, law, rule or statute as from time to time amended, modified or supplemented. For purposes of this Letter Agreement the terms “person” or “persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature. Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Letter Agreement, and that it has executed the same with the advice of said independent counsel. Each Party cooperated and participated in the drafting and preparation of this Letter Agreement and the documents referred to in this Letter Agreement, and any and all drafts relating thereto exchanged among the Parties shall be deemed the work product of all of the Parties and may not be construed against any Party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Letter Agreement against any Party that drafted or prepared it is of no application and is expressly waived by each of the Parties, and any controversy over interpretations of this Letter Agreement shall be decided without regards to events of drafting or preparation.

[Signature Page Follows]

17 of 18

Stewardship Framework Agreement
Dollar Tree, Inc.

If the terms of this Letter Agreement are in accordance with your understanding, please sign below and this Letter Agreement will constitute a binding agreement among us.

Dollar Tree, Inc.

By:	/s/ Michael A. Witynski
Name: Michael A. Witynski
Title: President and Chief Executive Officer

Acknowledged and agreed to as of the date first written above:

MR COBALT ADVISOR LLC, on behalf of itself and its affiliated funds

By: Mantle Ridge LP, its sole member

By: Mantle Ridge GP LLC, its general partner

By: PCH MR Advisor Holdings LLC, its managing member

By:	/s/ Paul C. Hilal
Name: Paul C. Hilal Title: Sole Member

[Signature Page to Stewardship Framework Agreement]

18 of 18